CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.5

BETWEEN

IMMUNOCORE LIMITED.

on the one hand,

AND

GENENTECH, INC

AND

F. HOFFMANN-LA ROCHE LTD.

on the other hand,

AS OF JUNE 14, 2013

Exhibit A – Immunocore Background IP Patents (Section 1.45)

Exhibit B – Nomination Notice (Section 4.3.2)

Exhibit C – Research Plan Template (Section 3.2)

Exhibit D – Materials required at Effective Date (Section 5)

Exhibit E – Press Release (Section 11.1)

Exhibit F – Immunocore sub-contractors (Section 3.3)

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

RESEARCH COLLABORATION AND LICENSE AGREEMENT

This Research Collaboration and License Agreement (“Agreement”) is made and entered into, effective as of June 14, 2013 (“Effective Date”), by and between Immunocore Limited, having its principal place of business at 57 Jubilee Avenue, Milton Park, Abingdon, Oxon, United Kingdom OX14 4RX (“Immunocore”), on the other hand, Genentech, Inc., a Delaware corporation, having its principal place of business at 1 DNA Way, South San Francisco, California 94080 (“GNE”) and F. Hoffmann-La Roche Ltd, with its principal place of business at Grenzacherstrasse 124, CH 4070 Basel, Switzerland (“Roche”), on the other hand. GNE and Immunocore are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” The term “Party” or “Parties” shall not include Roche unless explicitly stated below.

Background

WHEREAS, Immunocore is a biotechnology company that is engaged in research and development of TCR technology for use in pharmaceutical products.

WHEREAS, GNE and Roche are biopharmaceutical companies that are engaged in the research, development, manufacture and sale of pharmaceutical products.

WHEREAS, GNE and Immunocore desire to collaborate in the discovery and development of TCR technology for use in pharmaceutical products; and WHEREAS, GNE and Roche desire to obtain an exclusive license and other rights from Immunocore to develop and commercialize products that contain the developed TCRs, and Immunocore agrees to grant GNE and Roche such an exclusive license and other rights in exchange for certain agreed to upfront and other payments.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GNE, Roche and Immunocore agree as follows:

Article 1
DEFINITIONS

Capitalized terms used in this Agreement, whether used in the singular or plural, shall have the meanings set forth below, unless otherwise specifically indicated herein.

1.1            “Acceptance” or “Accepted” is defined in Section 4.3.3.

1.2            “Accounting Standard” means, either (a) International Financial Reporting Standards (“IFRS”) or (b) United States generally accepted accounting principles (“GAAP”), in either case, which standards or principles (as applicable) are currently used at the applicable time by, and as consistently applied by GNE and Roche.

1.3            “Affiliate” means any person that, directly or indirectly (through one or more intermediaries) controls, is controlled by, or is under common control with a Party. For purposes of this Section 1.3, “control” means (i) the direct or indirect ownership of fifty percent (50%) or more of the voting stock or other voting interests or interest in the profits of the Party, or (ii) the ability to otherwise control or direct the decisions of the board of directors or equivalent governing body thereof. [***].

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1.4            “Alliance Manager” is defined in Section 2.5.

1.5            “Applicable Laws” means all laws, rules and regulations and guidelines which are in force during the term of this Agreement and in any jurisdiction in which the Research Program or any Clinical Trial is performed or in which any Licensed Product is manufactured, sold or supplier to the extent in each case applicable to any Party to this Agreement or any Sublicensee.

1.6            “Available Target” is defined in Section 4.3.4.

1.7            “Background IP” means Background Know-How and Background Patents.

(a)               “Background Know-How” means any Know-How existing as of the Effective Date, or created after the Effective Date and outside the course of the activities conducted under any Research Program.

(b)               “Background Patents” means any Patents filed prior to the Effective Date, or any Patents which Cover the Background Know-How.

1.8            “Biosimilar” is defined in Section 7.6.3.

1.9            “Clinical Trial” shall mean a Phase I Clinical Trial, Phase II Clinical Trial or Phase III Clinical Trial or any other equivalent, combined or other trial in which any Licensed Product is administered to a human subject.

1.10          “CMO” is defined in Section 5.2.

1.11          “Combination” is defined in Section 1.65(c).

1.12          “Companion Diagnostic” means any product or service that: [***].

1.13          “Compound” means a product that comprises (a) a TCR or a portion of a TCR that comprises a TCR alpha chain variable domain and a TCR beta chain variable domain wherein the TCR or portion of the TCR binds to an HLA-presented antigen derived from a Target; and (b) an Effector.

1.14          “Compulsory Sublicense” means a sublicense granted to a Third Party, through the order, decree or grant of a governmental authority having competent jurisdiction, authorizing such Third Party to manufacture, use, sale, offer for sale, import or export a Product in any country in the Territory [***].

1.15          “Compulsory Sublicensee” means a Third Party that was granted a Compulsory Sublicense.

1.16          “Confidential Information” means proprietary Know-How (of whatever kind and in whatever form or medium, including copies thereof), tangible materials or other deliverables (a) disclosed by or on behalf of a Party in connection with this Agreement, whether prior to or during the Term and whether disclosed orally, electronically, by observation or in writing, or (b) created by, or on behalf of, either Party and provided to the other Party, or created jointly by the Parties,

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in the course of this Agreement. For the avoidance of doubt, “Confidential Information” includes (i) Know-How regarding such Party’s research, development plans, clinical trial designs, preclinical and clinical data, technology, products, business information or objectives and other information of the type that is customarily considered to be confidential information by entities engaged in activities that are substantially similar to the activities being engaged in by the Parties pursuant to this Agreement and (ii) any tangible materials or other deliverables provided by one Party to the other Party pursuant to Article 5.

1.17          “Control” or “Controlled by” means the rightful possession by a Party, whether directly or indirectly and whether by ownership, license (other than pursuant to this Agreement) or otherwise as of the Effective Date or throughout the Term, of the unfettered right (excluding where any required Third Party consent can not be obtained) to grant a license, sublicense or other right to exploit, as provided herein, without violating the terms of any agreement with any Third Party.

1.18          “Covers” (including variations such as “Covered”, “Covering” and the like), means, with respect to a particular Patent and in reference to a particular compound or product (whether alone or in combination with one or more other ingredients) that the use, manufacture, sale, supply, import, offer for sale of such compound or product would infringe a Valid Claim of such Patent in the absence of any license granted under this Agreement.

1.19          “CPA Firm” is defined in Section 8.7.2.

1.20          “Create Act” is defined in Section 9.2.4.

1.21          “Diligent Efforts” means carrying out obligations or tasks using commercially reasonable efforts and resources comparable with standard practices of pharmaceutical companies [***] to the Party concerned and exercising decisions in good faith and using prudent, scientific and business judgment.

1.22          “Disclosing Party” is defined in Section 11.6.

1.23          “Dispute(s)” is defined in Section 15.1.

1.24          “Early Development”· is defined in Section 4.1.

1.25          “Effector” means any protein or polypeptide having the ability to modulate immune cell function such as anti-CD3 scFv or a diagnostic label, including derivatives or variants thereof.

1.26          “Entity” is defined in Section 4.3.1.

1.27          “Exclusive License” is defined in Section 4.2.3.

1.28          “Exclusive Target” is defined in Section 4.3.3.

1.29          “Exclusive Target Payment” is defined in Section 7.2.

1.30          “EU” means the member states of the European Union, or any successor entity thereto performing similar functions.

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1.31          “Event” means the events listed in 7.3.1.

1.32          “Event Payment” means the payments on achieving an Event and as set out in Section 7.3.1.

1.33          “FDA” means the United States Food and Drug Administration, or any successor entity thereto performing similar functions.

1.34          “Field” means any and all uses, excluding any product that contains cells transfected with genes encoding TCRs or modified TCRs [***].

1.35          “First Commercial Sale” means, with respect to a particular Licensed Product in a given country, the first commercial sale of such Licensed Product following Marketing Approval in such country by or under authority of GNE or any of its Sublicensees. As used herein, “Marketing Approval” means all approvals, licenses, registrations or authorizations of any federal, state or local regulatory agency, department, bureau or other governmental entity, necessary for the manufacturing, use, storage, import, transport and sale of Licensed Products in a country or regulatory jurisdiction. For countries where governmental approval is required for pricing or reimbursement for the Licensed Product, “Marketing Approval” shall not be deemed to occur until such pricing or reimbursement approval is obtained; provided, to the extent GNE or any of its Sublicensees sell a Licensed Product prior to obtaining such pricing or reimbursement approval, such sales shall be accrued at the time of sale and any royalties thereon shall be paid in the quarter following the obtaining of such pricing or reimbursement approval. For the purpose of clarity and subject to Section l .65(a), sales of Licensed Products between or among any of GNE, Roche and their Sublicensees shall be excluded from “First Commercial Sales”.

1.36          “Foreground IP” means the Immunocore Foreground IP and the GNE Foreground IP.

1.37          “FTE” means the equivalent of the work of one employee full time on (equivalent to a twelve month period of work directly related to) any Research Program, including [***].

1.38          “GMP” means all current good manufacturing practices applicable to biopharmaceuticals in the United States and/or in the European Union, as are in effect from time to time during the Term.

1.39          “GNE” is defined in the introduction.

1.40          “GNE Foreground IP” means (a) any Know-How discovered, conceived or reduced to practice solely by or on behalf of GNE after the Effective Date in the course of performing activities under any Research Program: and (b) any Patents derived from or claiming the Know-How in Section 1.40(a), which Patents have an earliest priority date after the Effective Date. GNE Foreground IP will exclude (i) any Patents or Know-How that [***] and (ii) any Patents or Know-How [***].

1.41          “GNE Improvement IP” means (a) any Know-How discovered, conceived or reduced to practice solely by or on behalf of GNE after the Effective Date in the course of performing any activities covered by the Research License (and not in the course of performing activities under any Research Program) and which directly relates to improvements to ImmTACs or the

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Immunocore Background IP; and (b) any Patents derived from or claiming the Know-How in Section 1.4l(a). GNE Improvement IP excludes (i) any GNE Foreground IP; (ii) any Joint IP; (iii) any Patents or Know-How [***]; or (iv) any Patents or Know-How [***].

1.42          “Grantback License” is defined in Section 4.5.1(a).

1.43          “HLA” means human leukocyte antigen and “HLA Type” means human leukocyte antigent type.

1.44          “ImmTAC” means a bifunctional protein that combines a high affinity TCR with an anti-CD3 scFv domain or other Effector.

1.45          “Immunocore Background IP” means the Background IP owned or Controlled by Immunocore as of the Effective Date or during the Term including but not limited to the Patents listed in Exhibit A.

1.46          “Immunocore Foreground IP” means (a) any Know-How discovered, conceived or reduced to practice solely by or on behalf of Immunocore in the course of performing activities under any of the Research Programs; and (b) any Patents derived from or claiming the Know-How in Section 1.46(a).

1.47          “IND” means an investigational new drug application filed with the FDA pursuant to 21 CFR Part 312 before the commencement of clinical trials of a product, or any comparable or equivalent filing with any relevant regulatory authority in any other jurisdiction required before the commencement of any Clinical Trial.

1.48          “Indemnitee” is defined in Section 13.3.

1.49          “Indemnitor” is defined in Section 13.3.

1.50          “Infringement” is defined in Section 9.4.1.

1.51          “Initial License Fee” is defined in Section 7.1.

1.52          “Immunocore” is defined in the introduction.

1.53          “Joint IP” means (a) any Know-How discovered, conceived or reduced to practice by one or more employees of or on behalf of GNE and one or more employees of or on behalf of Immunocore in the course of performing activities under the any of the Research Programs; and (b) any Patents derived from or claiming the Know-How in Section 1.53(a)), which Patents have an earliest priority date after the Effective Date. Joint IP excludes any Immunocore Foreground IP, GNE Foreground IP, and GNE Improvement IP.

1.54          “Joint Project Team” or “JPT” is defined in Section 2.2.1.

1.55          “Joint Research Committee” or “JRC” is defined in 2.1.1.

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Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

1.56          “Know-How” means all information, inventions (whether or not patentable), improvements, practices, formula, trade secrets, techniques, methods, procedures, knowledge, results, test data (including pharmacological, toxicological, pharmacokinetic and pre-clinical and clinical information and test data, related reports, structure-activity relationship data and statistical analysis), analytical and quality control data, protocols, processes, models, designs, and other information regarding discovery, development, marketing, pricing, distribution, cost, sales and manufacturing. Know-How shall not include any Patents.

1.57          “Licensed Intellectual Property” means the Licensed Know-How and Licensed Patents.

1.57.1    “Licensed Know-How” means, as owned or Controlled by Immunocore as of the Effective Date or during the Term, any (a) Background Know-How specific to the relevant Exclusive Target; and (b) any Background Know-How specific to any Compound developed during the Research Program relating to such Exclusive Target and selected for use in any Clinical Trial, including to the extent such Background Know-How relates to the manufacture, use, import, offer to sell or sale of such Compound.

1.57.2    “Licensed Patents” means any Patents owned or Controlled by Immunocore as of the Effective Date or during the Term and which Cover a Licensed Product. Licensed Patents does not include any Patents within the Joint IP or Immunocore Foreground IP.

1.58          “Licensed Product” means any product (other than a Companion Diagnostic) containing a Compound derived from an Exclusive Target, which Compound:

(a)              is owned or Controlled by Immunocore as of the Effective Date;

(b)             is generated solely by Immunocore or jointly by the Parties during the Term;

(c)              is generated solely by GNE in the course of performing activities under any Research Program;

(d)             is generated solely by GNE after the Research Term for a given HLA-presented antigen derived from an Exclusive Target, which generation resulted from the direct modification of the Compounds in (a), (b) or (c); or

(e)              GNE elects to bring under this Agreement by providing written notice to Immunocore.

1.59          “Licensed Product/Different HLA Type” is defined in Section 4.4.

1.60          “Loss” or “Losses” is defined in Section 13.1.

1.61          “Major European Market” means [***].

1.62          “MAA” or “Marketing Approval Application” means BLA, sBLA, NDA, sNDA and any equivalent thereof in the United States or any other country or jurisdiction in the Territory. As used herein: “BLA” means a Biologics License Application and amendments thereto filed pursuant to the requirements of the FDA, as defined in 21 C.F.R. § 600 et seq., for FDA approval

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Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

of a Licensed Product and “sBLA” means a supplemental BLA; and “NDA” means a New Drug Application and amendments thereto filed pursuant to the requirements of the FDA, as defined in 21 C.F.R. § 314 et seq., for FDA approval of a Licensed Product and “sNDA” means a supplemental NDA.

1.63          “Materials” is defined in Section 5.1.1.

1.64          “Milestone Payment” shall mean the payments to be made on the Net Sales Events and as set out in Section 7.5.1.

1.65          “Net Sales” with respect to a Licensed Product shall mean an amount calculated by subtracting from the amount of Sales of such Licensed Product by Roche, GNE or their Sublicensees to Third Parties (including distributors): (i) a lump sum deduction of [***] of Sales in lieu of those deductions which are not accounted for within Roche or ONE on a Licensed Product-by-Licensed Product basis [***]. The deductions under this Section will be those deductions as consistently applied by GNE, Roche or their Sublicensees in accordance with internal practices. As used herein this Section 1.65:

(a)           Sales Among Affiliates and Sublicensees. Sales between or among a Party and its Sublicensees shall be excluded from the computation of Net Sales provided (a) there is an arms length sale or supply to a Third Party in relation to such Licensed Product; and (b) any sale between a Party and its Sublicensee is made on an arms length basis.

(b)           Supply as Samples/Test Materials. Notwithstanding anything to the contrary in the definition of Net Sales, the supply or other disposition of Licensed Products (i) as samples provided free of charge to any Third Party and in accordance with standard industry practice (but not in circumstances where such Third Party is able to pass samples to any other Third Party other than free of charge); (ii) for use in non-clinical or clinical studies (provided such samples are provided to any Third Party in exchange for data from such study, at cost, or free of charge); (iii) for use in any tests or studies reasonably necessary to comply with any applicable law, regulation or request by a regulatory or governmental authority (provided such samples are provided to any Third Party in exchange for data from such test or study, at cost, or free of charge) or (iv) as is otherwise reasonable and customary in the industry (but not in circumstances where such Third Party is able to pass samples to any other Third Party other than free of charge), in each case of (i) through (iv) shall not be included in the computation of Net Sales.

(c)           Licensed Products Sold in Combinations. In the event that a Licensed Product is sold or supplied in combination (in the same package, including as a co-formulation) with one or more other active ingredients or other products that are not the subject of this Agreement (for purposes of this Section 1.65(c), a “Combination”), the following shall apply:

(i)                 [***]

(ii)                [***]

(d)          Sales from Compulsory Sublicensees. The Parties shall discuss in good faith and agree the reasonable treatment to be used on a consistent basis to fairly share Compulsory Sublicense payments between the Parties. For the purpose of clarity, any Party will not be

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penalized or be subject to Material Breach for delayed or deferred payments during the period of discussion.

1.66          “Net Sales Event(s)” is defined in Section 7.5.1.

1.67          “Net Sales Report” is defined in Section 8.2.

1.68          “Nomination Notice” is defined in Section 4.3.2.

1.69          “Non-Disclosing Party” is defined in Section 11.6.

1.70          “Non-Exclusive License” is defined in Section 4.2.4.

1.71          “Option Period” is defined in Section 4.2.2.

1.72          “Patent(s)” means any and all patents and patent applications and any patents issuing therefrom or claiming priority to, worldwide, together with any extensions (including patent term extensions and supplementary protection certificates) and renewals thereof, reissues, reexaminations, substitutions, confirmation patents, registration patents, invention certificates, patents of addition, renewals, divisionals, continuations, and continuations-in-part of any of the foregoing.

1.73          “Party Vote” is defined in Section 2.4.2.

1.74          “Phase I Clinical Trial” means a human clinical trial, the principal purpose of which is preliminary determination of safety of a Licensed Product in healthy individuals or patients as described in 21 C.F.R. §312.21, or similar clinical study in a country other than the United States.

1.75          “Phase II Clinical Trial” means a human clinical trial, for which the primary endpoints include a determination of dose ranges and/or a preliminary determination of efficacy of a Licensed Product in patients being studied as described in 21 C.F.R. §312.21, or similar clinical study in a country other than the United States. Phase II Clinical Trials shall include Phase IIa and Phase IIb Clinical Trials.

1.76          “Phase III Clinical Trial” means a human clinical trial, the principal purpose of which is to demonstrate clinically and statistically the efficacy and safety of a Licensed Product for one or more indications in order to obtain Marketing Approval of such Licensed Product for such indication(s), as further defined in 21 C.F.R. §312.21 or a similar clinical study in a country other than the United States.

1.77          “Pivotal Trial” is defined in Section 7.3.2(f).

1.78          “Project Co-Leader” is defined in Section 2.2.1.

1.79          “Proposed Target” is defined in Section 4.3.2.

1.80          “Prosecute and Maintain” or “Prosecution and Maintenance” is defined in Section 9.1.1.

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1.81          “Regulatory Approval” means the technical, medical and scientific licenses, registrations, authorizations and approvals required for marketing or use of a Licensed Product (including, without limitation, approvals of, BLAs (as defined in Section 1.62), investigational new drug applications, pre- and post- approvals, and labeling approvals and any supplements and amendments to any of such approvals) of any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, necessary for the development, manufacture, distribution, marketing, promotion, offer for sale, use, import, export or sale of Licensed Products in a regulatory jurisdiction. In the United States, its territories and possessions, Regulatory Approval means approval of any Marketing Approval Application or equivalent by the FDA.

1.82          “Release” is defined in Section 11.1.

1.83          “Research License” is defined in Section 4.1.

1.84          “Research Plan” is defined in Section 3.2.

1.85          “Research Program” means the activities conducted by the Parties pursuant to Article 3 and the Research Plan and comprising the Stages.

1.86          “Research Term” is defined in Section 3.4.

1.87          “Roche” is defined in the introduction.

1.88          “Rules” is defined in Section 15.2.1.

1.89          “Section 9.4.2 Enforcement” is defined in Section 9.4.3.

1.90          “Sales” of a Licensed Product shall mean, for any period, the amount stated in Roche’s “Sales” line of its quarterly produced and reviewed financial statements with respect to such Licensed Product for such period, which amount reflects the gross invoice price such Licensed Product sold or otherwise disposed of (other than for use as clinical supplies or free samples) by Roche, GNE and their Sublicensees reduced by gross-to-net deductions (to the extent applied consistently by Roche, GNE and their Sublicensees with respect to sales of their respective other products) if not previously deducted from the amount invoiced, taken in accordance with the then currently used Accounting Standard. By way of example, the gross-to-net deductions taken in accordance with Accounting Standard as of the Effective Date are the following: [***].

For the purpose of clarity and subject to Section 1.65(a), sales of Licensed Products between or among any of GNE, Roche or their Sublicensees shall be excluded from “Sales”.

1.91          “Stage” or “Stages” means one of each of the following stages of the Research Program: TCR isolation (“Stage 1”), affinity maturation (“Stage 2”) and pre-clinical biology (“Stage 3”).

1.92          “Sublicensee” shall mean a Third Party or Affiliate who has been granted a sublicense under either of the Exclusive License or Non-Exclusive License and where such sub-license is in compliance with Section 4.2.5.

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1.93          “Subsequent Licensed Product” is defined in Section 7.3.2.

1.94          “Target” means the protein or biological molecule from which an HLA-presented antigen is derived (including all HLA alleles).

1.95          “Target Database” is defined in Section 4.3.1.

1.96          “TCR” means T-cell receptor.

1.97          “Term” is defined in Section 14.1.

1.98          “Territory” means all the countries of the world.

1.99          “Third Party” means any entity other than Immunocore, GNE, Roche or an Affiliate of any of the foregoing.

1.100      “Third Party Claims” is defined in Section 13.1.

1.101      “Third Party Infringement Claim” is defined in Section 9.5.1.

1.102      “Third Party Licensee” is defined in Section 4.5.3(b).

1.103      “Title 11” is defined in Section 14.3.

1.104      “Tractable” including variations such as “Tractability” means that a target derived peptide is detectable by mass-spectrometry at levels supportive of achieving biological activity using an ImmTAC and the expression profile of the target by qRT-PCR suggests that a viable therapeutic window may be achievable.

1.105      “Unavailable Target” is defined in Section 4.3.4

1.106      “US” means the United States of America and its territories and possessions.

1.107      “Valid Claim” means, with respect to a particular country, (a) a claim in an issued and unexpired Patent within the Licensed Intellectual Property, Foreground IP or Joint IP; or (b) claim in an issued and unexpired Patent within the GNE Improvement IP and which Covers a Compound which has not resulted from a Research Program but GNE has elected to designate as a Licensed Product under Section 1.58(e); in each case in such country that has not lapsed or been disclaimed, revoked, held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and that has not been admitted to be invalid or unenforceable through re-examination, re-issue, disclaimer or otherwise, or lost in an interference proceeding.

1.108      “VAT” means, in the EU, value added tax calculated in accordance with Council Directive 2006/112/EC and, in a jurisdiction outside the EU, any equivalent tax.

1.109      “Working Group” is defined in Section 2.1.3.

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Article 2
GOVERNANCE

2.1           Joint Research Committee.

2.1.1        Formation and Composition. As soon as reasonably possible and in any event within thirty (30) days after the Effective Date, Immunocore and GNE shall establish a joint research committee (the “JRC”) to monitor and coordinate the activities under the Research Programs. The JRC shall be composed of at least [***] but no more than [***] representatives designated by each Party and in each case an equal number of representatives from each Party. Representatives must be appropriate for the tasks then being undertaken and the stage of research or pre-clinical development, in terms of their seniority, availability, function in their respective organizations, training and experience. Each Party shall designate one of its representatives as its primary JRC contact. Each Party may replace its representatives from time to time upon written notice to the other Party; provided, however, if a Party’s representative is unable to attend a meeting, such Party may designate an alternate to attend such meeting by providing notification in writing to the other Party’s representatives and following provision of such written notification the alternate will be entitled to perform the functions of such representative. The Alliance Managers may attend meetings of the JRC but shall have no right to vote on any decisions of the JRC.

2.1.2        JRC Responsibilities. In addition to its overall responsibility for monitoring the Research Programs, the JRC shall, in particular:

(a)                work with the Project Co-Leaders to coordinate the activities of the Parties hereunder;

(b)               review progress reports submitted by each JPT or Working Group with respect to its respective Research Program activities;

(c)                review and approve Research Plans for a Research Program, reviewing and approving amendments to the Research Plans for its respective Research Program;

(d)               discuss new Targets validated by Immunocore or added to the database of Targets that may be available for nomination as an Exclusive Target;

(e)                review proposals for nomination of any Targets as a subsequent or additional Exclusive Target;

(f)                 work to resolve any disputes, controversy or claim related to the matters and authority of the JRC;

(g)                perform such other functions as appropriate to further the purposes of this Agreement as determined by the Parties;

(h)                review and approve the allocation of resources and efforts for the Research Programs;

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(i)                 discuss the results of GNE’s research activities, if any, under the Research License; and

(j)                 discuss Immunocore’s progress in conducting any Clinical Trials with a Compound, where the Compound is not subject to any Third Party confidentiality restrictions.

2.1.3        Working Groups. From time to time, the JRC may also establish and delegate duties to directed teams on an “as-needed” basis to oversee particular projects or activities, and such teams shall be constituted and shall operate as the JRC determines (“Working Group(s)”). Each such Working Group and its activities shall be subject to the oversight, review and approval of, and shall report to, the JRC. In no event shall the authority of a Working Group exceed that specified for the JRC in this Article 2.

2.2           Joint Project Team.

2.2.1        Formation and Composition. On an Exclusive Target-by-Exclusive Target basis, within [***] after designation of a Target as an Exclusive Target, the Parties shall establish a joint project team (the “JPT”) to manage the activities under, and facilitate communications between the Parties, with respect to the Research Program for such Exclusive Target. The JPT shall be composed of representatives designated by each Party. Representatives must be appropriate for the tasks then being undertaken and the stage of research or pre-clinical development, in terms of their seniority, availability, function in their respective organizations, training and experience. Each Party shall designate one of its representatives as its primary JPT contact (each, a “Project Co-Leader”). Each Party may replace its representatives from time to time upon written notice to the other Party; provided, however, if a Party’s representative is unable to attend a meeting, such Party may designate a knowledgeable alternate to attend such meeting and perform the functions of such representative. The JPT shall be subject to the oversight, review and approval of the JRC.

2.2.2        JPT Responsibilities. In addition to its overall responsibility for managing its respective Research Program, each JPT shall, in particular:

(a)                prepare any amendments to its respective Research Plan in accordance with Section 3.2, and submit amended Research Plans to the JRC for approval;

(b)               implement its respective Research Plan, ensuring that activities thereunder are performed in accordance with the approved timelines and budgets;

(c)                ensure that each Party keeps the JPT informed regarding all material activities performed by such Party under this Agreement that are within the purview of the JPT;

(d)               generate and maintain a list of all Compounds identified under its respective Research Program; and

(e)                perform such other functions as agreed to by the JRC (in each case subject to Section 2.4.2) or as specified in this Agreement.

2.3            Meetings.

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2.3.1        JRC. The JRC shall meet in person [***] at Immunocore’s facilities in Abingdon, Oxfordshire, England or GNE’s facilities in South San Francisco, California, or via telecon or otherwise, in each case as agreed by the JRC. Where possible meetings will be held by telephone conference with only [***] and at either Immunocore’s or GNE’s facility. Where necessary, for example to resolve any dispute, the JRC shall meet more frequently.

2.3.2        JPT. The JPT shall meet at least [***] by audio or video teleconference or as otherwise agreed by the JPT.

2.3.3        Meeting Agendas and Minutes. Not later than [***] after the JRC and each JPT are formed, the respective committee’s shall each hold an organizational meeting by video- or tele- conference to establish their respective operating procedures, including establishment of agendas, and preparation and approvals of minutes. The Parties shall alternate responsibility for taking the meeting minutes, GNE shall be responsible for taking the meeting minutes at the first JRC meeting. Meeting minutes shall be sent to both Parties promptly (and in any event within [***]) after a meeting for review, comment and approval by each Party. Where minutes are not approved by both Parties, the dispute shall be resolved at the next JRC or JPT meeting. A decision that is made at the JRC or a JPT meeting shall be recorded in minutes, and decisions that are made by the JRC or a JPT outside of a meeting shall be documented in writing and be shown to be clearly agreed by all representatives of the JRC or JPT as relevant.

2.3.4        General. Employees of each Party other than its JRC or JPT representatives may attend meetings of the JRC or JPT as nonvoting participants, and, with the consent of the other Party, a Party’s consultants and advisors involved in a Research Program may attend meetings of the JRC or the respective JPT as nonvoting observers; provided, that such consultants and advisors are under obligations of confidentiality and non-use applicable to the Confidential Information of the other Party as required by Section 10.3(e). Each Party shall be responsible for all of its own expenses of participating in the JRC or JPT. A Project Co-Leader may be responsible for more than one Research Program.

2.4           Decision-Making.

2.4.1        JPT. Each Party will discuss and attempt to resolve any potential or evolving disagreement related to a Research Program through its respective Project Co-Leaders before it is brought before its respective JPT. With respect to the responsibilities of each JPT, each Party shall have [***] on all matters brought before the JPT. Each JPT shall operate as to matters within its responsibility by [***] Party Vote. If a JPT is unable to achieve [***] Party Vote within [***] after the dispute matter is brought to a vote before the JPT, such matter shall be referred to [***] for resolution.

2.4.2        JRC. Each Party will discuss and attempt to resolve any potential or evolving disagreement related to the Research Programs through their respective [***] before it is brought before [***]. Each Party’s designees on the JRC shall, collectively, have [***] (the “Party Vote”) on all matters brought before the JRC. Except as expressly provided in this Section 2.4.2, the JRC shall operate as to matters within its responsibility by [***] Party Vote. If the JRC is unable to achieve [***] Party Vote, [***] shall have the final decision-making authority; provided, that (i) neither the JRC nor either Party shall have the authority to amend or modify, or waive its own

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compliance with, this Agreement; and (ii) [***] shall not be entitled to materially vary the scope of work covered by any Stage of a Research Program beyond that which can be resourced by [***] using commercially reasonably efforts and in accordance with Section 3.7.1 and in any event not exceeding the [***] agreed under any Research Program; and (iii) [***] shall not have the right to increase or decrease the level of [***]’s FTEs dedicated to conducting research under any Research Plan or modify the terms of the FTE rate; and (iv) [***] shall not be entitled to materially increase any expenditure or costs to be incurred by [***]e in relation to any initial Research Plan, in each case without the mutual consent of both Parties.

2.4.3        Dissolution of the JPT and JRC. Upon the earlier of expiration or termination of a Research Program with respect to a particular Exclusive Target, the respective JPT will have no further responsibilities or authority under this Agreement and such JPT will be deemed dissolved by the Parties. Upon the earlier of expiration or termination of the last Research Program with respect to a particular Exclusive Target, the JRC and the respective JPT will have no further responsibilities or authority under this Agreement and the JRC and such JPT will be deemed dissolved by the Parties. Notwithstanding the foregoing, each time GNE subsequently elects by written notice to Immunocore pursuant to Section 4.4 to develop any additional HLA Type to any Exclusive Target, within [***] of such notice, the Parties shall re-establish a JPT and the JRC shall resume its previous responsibility under Section 2.1.2 until the earlier of expiration or termination of such Research Program.

2.5          Alliance Managers. Promptly following the Effective Date, each Party shall designate an individual to act as the primary business contact for such Party for matters related to this Agreement (such Party’s “Alliance Manager”), unless another contact is expressly specified in the Agreement or designated by the JRC for a particular purpose. The Alliance Managers shall facilitate the flow of information and collaboration between the Parties and assist in the resolution of potential and pending issues and potential disputes in a timely manner to enable the JRC (during the Research Programs) and the Parties (during the term of the Agreement) to reach consensus and avert escalation of such issues or potential disputes. Either Party may replace its Alliance Manager at any time upon prior written notice (including by email) to the other Party’s Alliance Manager. Each Party shall ensure that its Alliance Manager is capable of performing the obligations required of an Alliance Manager under this Agreement.

Article 3
RESEARCH PROGRAM

3.1          General. Following designation of each new Proposed Target as an Exclusive Target, the Parties shall conduct a Research Program in accordance with the Research Plan for such Exclusive Target. Each Party shall comply with all laws, rules and regulations applicable to the conduct and documentation of its Research Program activities. Each Party shall, in performing its obligations under any Research Program, assign responsibilities to those portions of its organization that have the appropriate resources, expertise and responsibility for such obligations.

3.2          Research Plan. Within [***] after the designation of a Proposed Target as an Exclusive Target (or such longer time as mutually agreed), the Parties shall draft and agree upon a research plan (“Research Plan”) for the Research Program to such Exclusive Target. The Research Plan shall unless otherwise agreed include the information and be in the form of the template Research

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Plan set out in Exhibit C. The JRC may amend in writing the Research Plans from time to time. Without limiting the foregoing, it is envisioned that after the nomination and acceptance of the Exclusive Target, Immunocore will initially focus on [***], and GNE will focus on [***]. Once a clinical candidate has been selected, Immunocore will work with GNE [***]. If appropriate, GNE shall conduct [***] experiments. In addition, the parties will collaborate on IND preparations and the regulatory filings, [***]. GNE shall be responsible for IND filings and other regulatory filings.

3.3           Subcontractors.

(a)          GNE Subcontracting. GNE may subcontract portions of its work under the Research Program to (i) any Affiliate directly or indirectly controlled by GNE, (ii) any Roche Affiliate whose primary business is to develop and commercialize equipment and reagents for research tools and medical diagnostic applications and in each case only for such development or commercialization of equipment and reagents for research tools and medical diagnostic applications, or (iii) Third Parties; provided, such subcontract is in writing and is consistent with the terms and conditions of this Agreement including the confidentiality provisions of Article 10 and any rights granted to such subcontractor are restricted to only those rights necessary for performance by subcontractor of the portions of work on behalf of GNE. GNE will remain responsible (at its cost) for all acts or omissions of any subcontractor it appoints (including any acts or omissions which result in a breach of the terms of this Agreement) and shall ensure that each subcontractor complies with the terms and conditions of this Agreement.

(b)          Immunocore Subcontracting. Immunocore may not subcontract portions of its work under the Research Program (including without limitation those quantities to be supplied under the Research Program, as further specified in the Research Plan) to Affiliates or Third Parties without GNE’s prior written consent, such consent not to be unreasonably withheld. Any approved subcontract shall be in writing and consistent with the terms and conditions of this Agreement including the confidentiality provisions of Article 10 and any rights granted to such subcontractor are restricted to only those rights necessary for performance by subcontractor of the portions of work on behalf of Immunocore. Immunocore shall remain responsible (at its cost) for all acts or omissions of any subcontractor it appoints (including any acts or omissions which result in a breach of the terms of this Agreement) and shall ensure that each subcontractor complies with the terms and conditions of this Agreement. As of the Effective Date, GNE has consented to Immunocore subcontracting with the subcontractors listed in Exhibit F.

3.4          Research Term. The Research Program for a particular Exclusive Target shall commence on Acceptance, and shall continue, unless earlier terminated in accordance with Article 14, until the earlier of completion of all the tasks set out in the Research Plan for such Research Program or filing of an IND by or on behalf of GNE or any of its Sublicensees for a Compound directed to an HLA-presented antigen derived from the Exclusive Target relating to the Research Program (the “Research Term”). During the Research Term, each Party shall be responsible for its own costs associated with the activities it conducts under the Research Program. For the avoidance of doubt, any materials to be used in any Clinical Trial will be at GNE’s cost.

3.5           Multiple Exclusive Targets. At any time Immunocore shall not be obliged to perform more than [***] Research Programs at the same time and in the same Stage. In addition, Immunocore will not be obligated to commence work on any Research Programs until the earlier

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of either: (i) [***] after starting work on any preceding Research Program or (ii) the date on which Immunocore is adequately staffed to perform the additional Research Program, such adequate staffing being determined by Immunocore in its absolute discretion. [***]

3.6           Reports; Records; and Inspections.

3.6.1        Progress Reports. Each Party shall use Diligent Efforts to keep the other Party informed of its activities under the Research Program and shall provide to the other Party’s representatives on the JRC regular written summary updates at each JRC meeting. If reasonably necessary for a Party to perform its work under the Research Program, that Party may request that the other Party provide more detailed information and data regarding the updates it earlier provided, and the other Party shall promptly provide the requesting Party with information and data as is reasonably available and reasonably necessary to conduct the Research Program, and such other information as the Parties agree. Neither Party is required to generate additional data or prepare additional reports to comply with the foregoing obligation. Subject to Section 10.2, all such reports, information and data provided by a Party shall be considered the providing Party’s Confidential Information.

3.6.2        Research Records. Each Party shall maintain records of the Research Program (or cause such records to be maintained) in sufficient detail and in good scientific manner as will properly reflect all work done and results achieved by or on behalf of such Party in the performance of the Research Program. All laboratory notebooks shall be maintained for no less than the term of any Patent issuing therefrom. All other records shall be maintained by each Party during the Research Term and for [***] thereafter. All such records of a Party shall be considered such Party’s Confidential Information.

3.7           Research Efforts. The Parties shall use Diligent Efforts to conduct their respective tasks under the Research Program.

3.7.1        Immunocore Research Efforts. Immunocore shall devote such numbers of scientists, with the requisite qualifications, as the Research Program may require [***]. During the Research Term, such Immunocore FTE’s shall be provided by Immunocore at its cost.

3.7.2        GNE Research Efforts. Notwithstanding any Diligent Efforts applied by Immunocore to the Research Program, GNE shall have the right, at its sole discretion and cost, to apply additional GNE’s FTEs to conduct activities under the Research Program, including those activities for which Immunocore has primary responsibility under the Research Program. If GNE elects to take over any activities under a Research Program for which Immunocore has primary responsibility, GNE shall provide written notice via email to Immunocore thereof, and following such written notice Immunocore shall have no further responsibility for such activities under such Research Program.

Article 4
LICENSES AND OPTIONS

4.1           Research License.

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4.1.1        Original Research License. Commencing on the Effective Date and continuing in full force and effect conterminously with each Exclusive License and Non-Exclusive License to an Exclusive Target, Immunocore hereby grants to GNE:

(a)            a royalty-free, non-transferable, non-sublicenseable, non-exclusive research license under Immunocore’s rights in the Immunocore Background IP, the Immunocore Foreground IP, and the Joint IP to use and evaluate the Materials supplied by Immunocore under Section 5.1.2(a) for the purposes of process development and CMC related to the manufacture, use, sale or supply of Licensed Products; and

(b)           a royalty-free, non-transferable, non-sublicenseable, non-exclusive research license under Immunocore’s rights in the Licensed Intellectual Property, the Immunocore Foreground IP, and the Joint IP for the purposes of manufacturing or testing of a Licensed Product arising from performance of a Research Program, development of Companion Diagnostics for such Licensed Product or other research and development in each case as necessary to enable manufacture, sale or supply of or obtaining Marketing Approval for such Licensed Product including PK modification, optimisation for chemical stability and manufacturability, assay development, drug resistance analysis and formulation and in each case to the extent such activities do not form part of any Research Program.

The licences under Sections 4.1.1(a) and (b) shall together be referred to as the “Research License”).

For the avoidance of doubt, upon the termination of an Exclusive License and Non-Exclusive License to a particular Exclusive Target, the Research License to such Exclusive Target shall also terminate.

In performing the Research License under Section 4.1.1, GNE agrees that it shall not file any Patents over any modifications to or derivatives of the Materials provided under Section 5.1.2(a).

[***]

4.1.2        Alternative Research License. Commencing upon GNE having paid to Immunocore an amount equal to or greater than [***]:

(a)            the Research License as set forth in Section 4.1.1 shall terminate in its entirety; and

(b)           Immunocore hereby grants to GNE a royalty-free, non-transferable, non-sublicenseable, non-exclusive research license under Immunocore’s rights in the Immunocore Background IP, the Immunocore Foreground IP, and the Joint IP to conduct research related to all Targets (upon such grant, such license shall hereinafter be referred to as the “Research License”):

(c)           With respect to any Compounds generated by or on behalf of GNE under the Research License in Section 4.1.2(b), GNE shall not advance into Early Development such Compounds to any Target unless and until such Target is designated as an Exclusive Target. GNE shall have the right to enter into subcontracts under the Research License as provided in Section 3.3. As used herein, “Early Development” means [***]. For the avoidance of doubt, the foregoing

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restriction on advancing into Early Development a Compound to any Target shall not apply to: (i) Compound generated, researched and/or developed by GNE other than in the course of performing any activities under the Research License, (ii) Compounds in-licensed or acquired by GNE from a Third Party (unless following such in-license or acquisition, GNE conducts research on such Compound in the course of performing any activities under the Research License), or (iii) Compounds generated, researched and/or developed by GNE with a Third Party other than in the course of performing any activities under the Research License. and

(d)            GNE shall have the right to terminate the Research License in Section 4.1.2(b), in its sole discretion, at any time by providing written notice to Immunocore; such termination to be effective [***] after such notice.

For purposes of determining whether GNE has paid to Immunocore an amount equal to or greater than [***], the amounts received by Immunocore from GNE for (i) under Sections 7.1, 7.2, 7.3, 7.5, 7.6 and 7.7 shall be included; and (ii) funding or reimbursement of Immunocore FTEs or reimbursement of expenses, in each case under Article 5 or Section 7.4, shall be excluded.

For the avoidance of doubt, upon termination of the Research License in Section 4.1.1, it is understood and agreed by Immunocore and GNE that the Exclusive License and Non-Exclusive License to an Exclusive Target includes the right of GNE to conduct research on Licensed Products and Companion Diagnostics which bind to antigens derived from the same Exclusive Target; provided that such research is subject to the same terms and conditions as set forth in Sections 3.3 and 4.2.

4.2           Option Grant/Exclusive License Grant from Immunocore.

4.2.1        Option Grant. Upon receipt of the Initial License Fee, Immunocore hereby grants to GNE an option to obtain up to [***] Exclusive Licenses, on an Exclusive Target-by-Exclusive Target basis.

4.2.2       Option Exercise. GNE may exercise its option to obtain individual Exclusive Licenses in accordance with the procedure set forth in Section 4.3 at any time commencing on receipt of Initial License Fee and continuing until the [***] anniversary of the Effective Date (the “Option Period”). For the avoidance of doubt, GNE may exercise such option repeatedly during the Option Period for up to a maximum of [***] Exclusive Targets, including permitted replacements of Targets in accordance with Section 4.3.

4.2.3        Exclusive License Grant. Upon Acceptance of a Proposed Target and payment by GNE of the Exclusive Target Payment (if any) set forth in Section 7.2, Immunocore hereby grants to GNE and Roche an exclusive (even as to Immunocore and its Affiliates), royalty-bearing, right and license, with the right to grant sublicenses, under its rights in the (a) Licensed Intellectual Property; (b) Immunocore Foreground IP; and (c) Joint IP, in each case of (a), (b) and (c), to make, use, import, sell and offer for sale Licensed Products and Companion Diagnostics (to the extent in each case that such Companion Diagnostics are specific to the Licensed Product) in the Field in the Territory (each, an “Exclusive License”).

4.2.4        Non-Exclusive License Grant.

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(a)            Upon Acceptance of a Proposed Target, Immunocore hereby grants to GNE and Roche a non-exclusive, royalty-bearing, right and license, with the right to grant sublicenses, under its rights in the Background IP (excluding Licensed Intellectual Property) to the extent necessary to make, use, import, sell and offer for sale Licensed Products and Companion Diagnostics (to the extent such Companion Diagnostics are not specific to the Licensed Product) in the Field in the Territory (each a “Non-Exclusive License”). For clarity, such non-exclusive license shall not prevent Immunocore from offering and granting to Third Parties an exclusive license under that portion of the Immunocore Background IP that is specific to a Target (other than the Exclusive Targets).

(b)           Upon Acceptance of a Proposed Target, Immunocore hereby grants to GNE and Roche a non-exclusive royalty-bearing, right and license, with the right to grant sublicenses, under its rights in the Background IP to GNE to use the Background IP outside of the Field and to the extent necessary for research, development and manufacture of Licensed Products (including transfection of cells with genes encoding TCRs or modified TCRs). For clarity such non-exclusive license shall not include any right to sell any products outside of the Field.

4.2.5        Sublicenses. GNE and Roche shall have the right to sublicense the rights granted under Section 4.2.3 and 4.2.4 to its Affiliates or Third Parties; provided that in each case such sublicense:

(a)           is consistent with the terms and conditions of this Agreement;

(b)           is in writing;

(c)           contains obligations on the Sublicensee equivalent to those applicable to GNE under Sections 7.3.2(b), 7.5.2, 8.7.1 and 10; and

(d)           is granted on an arms length basis for monetary consideration and requires the Sublicensee to sell or supply Licensed Products to any Third Party on an arms-length basis.

GNE and Roche shall continue to remain responsible for all reporting obligations under this Agreement during the Term. GNE and Roche shall be responsible for all actions and omissions of any Sublicensee including where such actions and omissions result in a breach of the terms of this Agreement. Following the grant of any sublicense to a Third Party, GNE or Roche shall notify Immunocore of the identity of such Third Party Sublicensee. For clarity, no grant of any sublicense to a Third Party or an Affiliate shall relieve GNE and Roche of its obligations hereunder.

4.2.6        Subcontracting. GNE and Roche shall have right to enter into subcontracts with the Third Parties and Affiliates to enable such Third Parties and Affiliates to provide services to or on behalf of GNE and Roche in relation to Licensed Products and Companion Diagnostics. Any subcontract agreement must be in writing, consistent with the terms and conditions of this Agreement, including the confidentiality provisions of Article 10, and any rights granted to such subcontractor are restricted to only those rights necessary for performance by subcontractor of the portions of work on behalf of GNE or Roche. In addition, to the extent such subcontract involves any research under a Research Program or the Research License, such subcontract shall be subject to and granted in accordance with Section 3.3. GNE and Roche will remain responsible (at its cost)

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for all acts or omissions of any subcontractor it appoints (including any acts or omissions which result in a breach of the terms of this Agreement) and shall ensure that each subcontractor complies with the terms and conditions of this Agreement

4.3           Exclusive Targets.

4.3.1        Target Database. Following receipt of the Initial License Fee under Section 7.1 and continuing during the Option Period, Immunocore will provide GNE access to an electronic data-room with information on all Targets evaluated by Immunocore and available for nomination as an Exclusive Target from time to time (“Target Database”). GNE understands and accepts that the same Target Database will be made available to all relevant partners, licensees and potential licensees of Immunocore (each an “Entity”). Immunocore and GNE shall work together after the Effective Date to provide access to the Target Database, to agree the terms of relevant Research Plans and to provide the Materials under Section 5.1 promptly so as to enable the nomination and Acceptance of the first two (2) Exclusive Targets (and the agreed upon written Research Plan for such Exclusive Targets) within [***] after the Effective Date.

4.3.2        Exclusive Target Identification. At any time during the Option Period, GNE may notify Immunocore in writing in the form set out in Exhibit B that GNE wishes to nominate a particular Target (the “Proposed Target”) as an Exclusive Target (“Nomination Notice”). The Nomination Notice shall become effective on Immunocore on the date Immunocore receives the Nomination Notice.

4.3.3        Proposed Target Available as an Exclusive Target. Immunocore shall have a period of [***] within which to accept or reject the Nomination Notice by returning a signed version of the relevant Nomination Notice to GNE specifying whether accepted or rejected, and if rejected, the reasons therefor. Immunocore will accept the Nomination Notice (“Acceptance”) unless [***], in which case it will reject the Nomination Notice by written notice to GNE. Acceptance shall be deemed to occur on the date of Immunocore’s signature on the Nomination Notice. On Acceptance the Proposed Target shall thereafter be designated as an “Exclusive Target”. Upon designation of an Exclusive Target hereunder, Immunocore shall be prohibited from granting any Immunocore Affiliate or any Third Party any rights under the Licensed Intellectual Property, Immunocore Foreground IP, Immunocore Background IP and/or Joint IP that would breach the grant of the Exclusive License and/or Non-Exclusive License to such Exclusive Target.

4.3.4        Proposed Target Not Available as an Exclusive Target.

(a)           Unavailable Target. If GNE nominated a Proposed Target as an Exclusive Target during the Option Period, then Immunocore shall have the right to reject such request if and only if: [***].

Where Immunocore rejects the Nomination Notice, the Proposed Target shall be designated as an “Unavailable Target”.

(b)           Subsequently Available Target.

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(i)                  Unavailable Targets under Section 4.3.4(a)(i) and (ii). If an Unavailable Target that was the subject of Section 4.3.4(a)(i) or (ii) above subsequently becomes available for license, Immunocore shall provide prompt written notice to the first Entity in time that (a) previously requested such Unavailable Target as a Proposed Target for license by such Entity (each, an “Available Target”); and (b) has any further right to request a license to the Available Target. That Entity shall then have a [***] period to nominate the Available Target in accordance with the terms for nomination agreed between Immunocore and the relevant Entity. After expiration of the [***] period, if such entity has not provided Immunocore with a relevant Nomination Notice for the Available Target, Immunocore shall offer the Available Target to the next Entity in time that previously requested such Available Target and that Entity shall then have a [***] period to nominate the Available Target. This procedure shall continue for the next Entity in time using the same procedure as set forth in this Section 4.3.4(b)(i) until the earlier of an Entity taking a license to such Available Target or all Entities reject such Available Target.

(ii)                Unavailable Targets under Section 4.3.4(a)(iii). With respect to an Unavailable Target that was rejected under Section 4.3.4(a)(iii) above, Immunocore hereby agrees that it will not work on such Unavailable Target during the Term, either by itself or in collaboration with a Third Party or Immunocore Affiliate, without first offering GNE the opportunity to re-nominate such Target as an Exclusive Target and provided six (6) Exclusive Targets have not previously been Accepted and GNE has no further right to nominate a replacement Target.

4.3.5        Target substitutions.

(a)           For Exclusive Targets that have not been previously validated by Immunocore, Immunocore shall assess the Tractability of the Exclusive Target following Acceptance. Should Immunocore determine that such Exclusive Target is non-Tractable, ONE may nominate a replacement Target utilizing the same Target nomination process as in Section 4.3.2. GNE shall be entitled to nominate such replacement Target, in accordance with Section 4.3.2, for any Target which is found to be non-Tractable without restriction until [***], at which point GNE shall only be entitled to nominate one further replacement Target. Should such final replacement Target also be found to be non-Tractable, GNE shall have no further right to nominate any replacement Targets and the number of Exclusive Licenses shall be reduced by one.

(b)           In addition, if prior to Immunocore’s initiation of work on an Exclusive Target (whether as part of validation under Section 4.3.5(a) or as part of the performance of the Research Plan) GNE provides [***] such Exclusive Target is non-Tractable, then GNE shall [***] have the right to nominate a replacement Target utilizing the same Target nomination process as in Section 4.3.2. For the avoidance of doubt, GNE may nominate a replacement Target in accordance with Section 4.3.2 [***]. With respect to any such Exclusive Target for which GNE provides [***] such Exclusive Target is technically non-Tractable, Immunocore shall have a royalty-free, non-transferable (subject to Section 16.3), non-sublicenseable, non-exclusive license to use the data provided by GNE to facilitate Immunocore’s selection and determination of which Targets to develop with an Entity. For the avoidance of doubt, Immunocore may not disclose such data to such Entity.

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(c)            Finally, if, following [***] from Immunocore’s initiation of work on an Exclusive Target (whether as part of validation under Section 4.3.5(a) or as part of the performance of a Research Plan), Immunocore fails to [***], then GNE shall have the right to nominate a replacement Target using Diligent Efforts and in accordance with the process as in Section 4.3.2. Such ability to nominate a replacement Target shall apply once [***] no further replacement Target shall be capable of nomination by GNE and the number of Exclusive Licenses shall reduce by one.

(d)           For the avoidance of doubt, the Exclusive Target Fee payable on Acceptance of an Exclusive Target shall not be payable for any replacement Target nominated in accordance with Sections 4.3.

4.4           Additional HLA Types to an Exclusive Target. On an Exclusive Target-by-Exclusive Target basis, commencing on initiation of a Research Program to an Exclusive Target and continuing until [***], GNE shall have the right to request Immunocore’s assistance in developing up to [***] additional Licensed Products that bind to antigens derived from the same Exclusive Target but to different HLA-presented antigens derived from the same Exclusive Target by providing a written notification to Immunocore (each a “Licensed Product/Different HLA Type”). Upon receipt of the written notification, Immunocore and GNE shall in good faith agree upon an additional Research Plan that defines the resources and costs associated with activities for the development of the Licensed Product/Different HLA Type, including an agreed upon Immunocore FTE rate. Performance of the agreed additional Research Plan by Immunocore shall be subject to GNE paying for all Immunocore time and effort incurred in performance of the agreed additional Research Plan at the agreed FTE rate together with reimbursement of all costs and expenses directly incurred in performance of the agreed additional Research Plan by Immunocore.

4.5           GNE License.

4.5.1        License to Immunocore.

(a)           GNE hereby grants to Immunocore a non-exclusive, royalty-free, fully paid-up, worldwide license, with the right to sublicense to Third Party Sublicensees, under GNE’s rights in the GNE Improvement IP and GNE Foreground IP for the purpose of making, having made, selling, supplying, using and importing ImmTACs (or products comprising ImmTACs) to any Target other than the Exclusive Targets (the “Grantback License”). For clarity, such license does not include any right to manufacture, sell, supply, use or import any products which contain GNE’s CD3 Effector (including anti-CD3 antibodies, antigen-binding fragments thereof and other derivatives and variants).

(b)          GNE hereby also grants to Immunocore and its Third Party Sublicensees the right to negotiate with GNE the terms under which GNE may grant Immunocore or its Third Party Sublicensees (as applicable) a non-exclusive, non-sublicensable, royalty bearing, license under the issued Patents within the Manufacturing IP, such license to be limited to only those rights necessary to make and use a Compound incorporated in a product comprising an ImmTac (the “Manufacturing License”). Immunocore and its Third Party Sublicensees may exercise such right to negotiate at any time during the Term, by providing written notice to GNE thereof, such notice to identify (i) the Compounds to be covered; (ii) the Manufacturing IP to be licensed; and (iii) the countries in which such Compound is to be manufactured and/or sold.

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(c)            Immunocore or its Third Party Sublicensee (as applicable) will have the right for [***] (or such longer period as mutually agreed) following Immunocore’s or its Third Party Sublicensee’s (as applicable) written notice to GNE under Section 4.5.1(b) to negotiate in good faith with GNE the commercially reasonable terms under which GNE may grant to Immunocore a Manufacturing License.

(d)           As used herein, “Manufacturing IP” means any issued Patents that Cover the manufacture (including without limitation, processes, expression technology, formulations and assays developed for clinical or commercial manufacturing) of a Compound and which inventions claimed by any such Patent were conceived or reduced to practice solely by GNE in the course of performance by GNE under the Research License or any Research Program. Where reasonably possible, GNE agrees to notify Immunocore of any Manufacturing IP within [***] of issue of any Patent within the Manufacturing IP.

(e)           The right to negotiate granted to Immunocore and its Third Party Sublicensees under this Section 4.5.1, including without limitation any dispute as to GNE’s election to grant or not grant Immunocore or its Third Party Sublicensees (as applicable) any rights under the issued Patents within the Manufacturing IP, including the scope and/or terms thereof, shall expire at the end of such [***] period from the receipt of the written notice given in accordance to Section 4.5.1(b) (or such longer period as mutually agreed) [***]. Without limiting the foregoing, GNE shall have no obligation to grant, and Immunocore and its Third Party Sublicensees shall have no rights to obtain, a license to the issued Patents within the Manufacturing IP if a written agreement on commercially reasonable terms is not concluded within such [***] period (or such longer period as mutually agreed). For clarity, such right to negotiate does not include any right to negotiate a licence for the manufacture, sale, supply, use or import of any products which contain GNE’s CD3 Effector (including anti-CD3 antibodies, antigen-binding fragments thereof and other derivatives and variants).

4.5.2        Restrictions on Immunocore Sublicensing. Immunocore may sublicense a Third Party Licensee under the Grantback License if and only when such Third Party Licensee grants to Immunocore a license, with the right to sublicense Immunocore licensees (including GNE and Roche) on a non-exclusive basis, under its Third Party Improvements, wherein such license contains terms and confers upon Immunocore and its licensees rights thereto substantially similar to the rights granted by GNE to Immunocore under the Grantback License. Immunocore shall use [***] efforts to contractually require all of its Third Party Licensees to grant such a license to Immunocore and its other licensees. For clarity, GNE shall have no obligation to disclose any GNE Foreground IP, GNE Improvement IP or Joint IP to any Third Party Licensee.

4.5.3        Certain Terms. As used herein this Section 4.5:

(a)            “Third Party Improvements” means claims within any issued patent owned or Controlled by a Third Party Licensee, to the extent such claims (i) cover improvements to ImmTACs or the Immunocore Background IP; and (ii) define an invention conceived or reduced to practice by such Third Party Licensee after the effective date of the first agreement granting such Third Party Licensee a license to the Immunocore Background IP; and (iii) to the extent such claims arise from the performance of a license similar to the Research License or from a joint research program with Immunocore. Immunocore shall have no obligation to disclose any Third

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Party Improvement to GNE; however, Immunocore shall provide to GNE a confidential list of Third Party Licensees, with the date each such Third Party became a Third Party Licensee, for use by GNE to facilitate GNE’s identification of Third Party Improvements. Such confidential list shall be held by GNE legal department and only accessed by such legal department or external legal advisors. Third Party Improvements shall also not cover any improvements to Third Party intellectual property rights where such intellectual property rights are created outside the performance of any agreement between the Third Party and Immunocore.

(b)           “Third Party Licensee” means a Third Party to which Immunocore has granted a license under the Immunocore Background IP in the Field.

4.6           No Additional Licenses. Except as expressly provided in this Agreement, nothing in this Agreement shall grant either Party any right, title or interest in and to the Know-How, Patents or other intellectual property rights of the other Party (either expressly or by implication or estoppel).

Article 5
MATERIALS AND TECHNOLOGY TRANSFER

5.1           Materials.

5.1.1       Generally. Each Party shall use Diligent Efforts to provide the other Party with the tangible materials and other deliverables specified under the Research Plan (collectively, the “Materials”). The JRC shall determine the specific format and timeline for the transfer of such Materials.

5.1.2        Certain Transfers. Without limiting Section 5.1.1:

(a)          Within [***] of the Effective Date, Immunocore shall (at its cost) provide to GNE the Materials listed in Exhibit D. GNE shall only use such Materials for internal evaluation purposes only and in accordance with the licences granted under clauses 4.1 and 4.2.

(b)           During the Research Term and to the extent not already covered by the Research Plan, Immunocore (at its cost and save as provided below) shall provide GNE with ongoing technical assistance related to the research, development and manufacturing of Licensed Products as reasonably requested by GNE. Such technical assistance will be limited to no more than [***] of Immunocore time and effort per quarter per Exclusive Target. GNE shall also reimburse Immunocore direct Third Party costs and expenses incurred in providing such assistance. Where technical assistance exceeds this maximum number of hours GNE shall reimburse Immunocore its direct costs and expenses and pay Immunocore for its FTE time and effort incurred in providing such technical assistance at Immunocore’s FTE rate applicable at the time of provision. Immunocore shall use reasonable efforts to provide the assistance under this Section 5.1.2(b) as reasonably requested by GNE and in any event as soon ‘as such resource can reasonably be made available.

(c)           In addition outside of the Research Term, Immunocore shall provide GNE with ongoing technical assistance related to the research, development and manufacturing of Licensed Products as reasonably requested by GNE. ONE shall reimburse Immunocore its direct costs and expenses and pay Immunocore for its FTE time and effort incurred in providing such

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technical assistance at Immunocore’s FTE rate applicable at the time of provision. Immunocore shall use reasonable efforts to provide the assistance under this Section 5.1.2(b) as reasonably requested by GNE and in any event as soon as such resource can reasonably be made available.

5.1.3        Rights of Use. With respect to the Materials provided by one Party to another Party pursuant to this Section 5.1, each Party shall have the right to use such Materials for the activities under the Research Program and to exercise the rights granted to such Party pursuant to Article 4. Subject to the foregoing, all such Materials (i) shall be used by a Party only in accordance with the terms and conditions of this Agreement; (ii) shall not be used or delivered by a Party to or for the benefit of any Third Party except as expressly provided for herein; and (iii) shall be used by a Party in compliance with all Applicable Laws.

5.2           Technology Transfer. As part of the research, development and manufacturing of Licensed Products, Immunocore will (at its cost) assist GNE in establishing a CMC supply chain and will allow and enable GNE to work with Immunocore’s designated CMOs. Unless requested otherwise, Immunocore will (at its cost and save as provided below) transfer the assay development, manufacturing know-how and GMP manufacture to GNE (or its designated CMO) and will provide technical training sufficient to enable GNE (or its designated CMO) to use such manufacturing know-how to make Compounds. GNE shall be responsible for GMP manufacture via GNE’s internal facilities or Immunocore’s CMOs. As used herein, “CMO” means a Third Party with which a Party has contracted to conduct manufacturing (including without limitation, process development and scale-up) of Compounds on behalf of such Party. It is understood and agreed that any such transfer and technical training provided by Immunocore (at its cost) to be limited to no more than [***] of Immunocore FTEs per Exclusive Target, with the reasonable direct costs of any such transfer to be fully reimbursed by GNE. Where such allocation has been exceeded, any further assistance by Immunocore shall be subject to agreement between GNE and Immunocore as to reimbursement and/or payment for such technical assistance by GNE. Immunocore shall use reasonable efforts to provide the assistance under this Section 5.2 as reasonably requested by GNE and in any event as soon as such resource can reasonably be made available.

Article 6
DILIGENCE

6.1          Development and Commercialization of Licensed Products. Except with respect to the activities being conducted by the Parties under the Research Programs, as between GNE and Immunocore (i) GNE shall have sole responsibility for and bear all costs for, researching, developing and commercializing Licensed Products; and (ii) GNE shall have the sole right and authority to control all decisions related to the research, development and commercialization of Licensed Products. On an Exclusive Target-by-Exclusive Target basis, GNE agrees to use Diligent Efforts to research, develop and commercialize at least one Licensed Product that binds to an HLA-presented antigen derived from each Exclusive Target within the Field in the Territory.

6.2        Additional Compounds that bind to HLA-presented antigen derived from the same Exclusive Target. Following [***], Immunocore can request in writing to GNE that it desires to discuss the development and commercialization of Subsequent Licensed Products. GNE will respond to Immunocore’s request within a period of [***] with either (a) a plan for when it expects

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to start development of a Subsequent Licensed Product and which Subsequent Licensed Product it is considering; or (b) a schedule to meet and discuss the reasons why it is not intending to develop any further Subsequent Licensed Product.

6.3            Progress Reports. Commencing on the dissolution of the JRC and continuing thereafter during the Term, GNE shall provide to Immunocore, on or before [***] of such dissolution, [***] written report summarizing GNE’s progress in the development of the Licensed Products in the [***], [***]; such [***] written report to provide Immunocore during the Term with information reasonably necessary to determine GNE’s progress in developing and commercializing a Licensed Product to such Exclusive Target, including [***]. Immunocore may address questions on the [***] reports to the Alliance Managers following receipt of such written reports. Additionally, GNE shall provide to Immunocore[***].

Article 7
FINANCIAL TERMS

7.1          Initial License Fee. In consideration of the rights granted by Immunocore to GNE and Roche under Article 4 to the Licensed Intellectual Property, Immunocore Background IP, Immunocore Foreground IP and Immunocore’s interest in Joint IP and the technology transferred by Immunocore to GNE under Article 5 with respect to the Research Programs, GNE shall pay to Immunocore a one-time-license-fee in the amount of Twenty Million US Dollars ($20,000,000) (“Initial License Fee”). Such payment is due as of the Effective Date and shall be made no later than fifteen (15) days of the Effective Date, and shall be non-refundable. Such payment shall include the Exclusive Target Payments payable for the first two (2) Exclusive Targets.

7.2            Exclusive Target Payment. On an Exclusive Target-by-Exclusive Target basis, GNE will pay Immunocore the following one-time payments (“Exclusive Target Payments”):

Exclusive Target	Exclusive Target Payment (US$)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

GNE shall pay Immunocore the respective Exclusive Target Payment within [***] of Acceptance of the relevant Exclusive Target and following receipt of an invoice from Immunocore with respect thereto.

7.3           Development and Commercial Event Payments.

7.3.1        First Licensed Product Events. GNE will pay Immunocore the following one-time Event Payments upon each Licensed Product achieving the following Events:

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Event	Event Payment (US$)
	1st Indication	2nd Indication	3rd Indication
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

For the avoidance of doubt, with respect to this Article 7, each Licensed Product [***] Licensed Product. In this Section 7.3, “Indication” means the intended use of a Licensed Product for either therapeutic treatment or for the prevention of a distinct illness, sickness, interruption, cessation or disorder of a particular bodily function, system, tissue type or organ, or sign or symptom of any such items or conditions, regardless of the severity, frequency or route of any treatment, treatment regimen, dosage strength or patient class, for which Regulatory Approval is being sought and which will be referenced on any Licensed Product labeling in any country. For clarity, label extensions (including without limitation front-line, metastatic, adjuvant, etc.) shall not be deemed to be separate Indications.

7.3.2        Certain Terms. It is understood and agreed that the following terms shall apply to the Events achieved under Section 7.3.1.

(a)            Payments under Section 7.3.1 shall be due only once for each Licensed Product in the first three Indications to achieve such Event for such Indication.

(b)           Payments shall be due under Section 7.3.1 by GNE and Roche regardless of whether it is GNE or Roche itself that meets the Event (as defined in the table in Section 7.3.1) or where such Event is met through the actions of any Sublicensee. GNE and Roche shall procure that any Sublicensee agrees to notify GNE or Roche, as applicable, immediately on any Event being met by such Sublicensee.

(c)           For the avoidance of doubt, GNE and Roche’s (including where such obligation arises as a result of actions by any Sublicensee) cumulative obligation under Section 7.3.1 with respect to the: (i) first Licensed Product binding to a particular HLA-presented antigen derived from an Exclusive Target in the first Indication shall in no event exceed [***] per Exclusive Target; (ii) first Licensed Product binding to a particular HLA-presented antigen derived

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from an Exclusive Target in the second Indication shall in no event exceed [***] per Exclusive Target; and (iii) first Licensed Product binding to a particular HLA-presented antigen derived from an Exclusive Target in the third Indication shall in no event exceed [***] per Exclusive Target. By way of example, if [***].

(d)           If GNE, Roche or a Sublicensee develops a Licensed Product binding to a particular HLA -presented antigen derived from an Exclusive Target, after having paid the Event Payment in Section 7.3.1(a) with respect to a Licensed Product binding to a different HLA-presented antigen derived from the same Exclusive Target (each a “Subsequent Licensed Product”) all of the Event Payments set out above shall remain payable and on such Subsequent Licensed Product achieving the Event set out in Section 7.3.1(a) above, GNE or Roche shall pay to Immunocore [***].

(e)            If, for any reason, a particular Event specified in Section 7.3.1 is achieved without one or more preceding Events having been achieved, then upon the achievement of such Event, both the Event Payment applicable to such achieved Event and the Event Payment(s) applicable to such preceding unachieved Event(s) shall be due and payable. For example [***].

(f)            If any Event is merged or combined with any other Event, for example a [***] is combined with a [***], the Event shall be achieved when the second Event starts or could reasonably be assumed to have been achieved. For example, [***].

(g)           Notwithstanding the payment obligations set forth in Section 7.3.1 above, Event Payments shall only be due under:

(i)                  Section 7.3.1(c), if the Licensed Product that achieves such Event is Covered by a Valid Claim [***] at the time of achievement of such Event; provided, if no Valid Claim [***] Covers the Event in Section 7.3.1(c) at the time of achievement of such Event, such Event Payment shall be accrued at the time of such achievement, but shall not be due and payable unless and until such time as a Valid Claim [***] Covering such Event occurs. Any obligation to accrue payments under this Section shall cease once all patent applications Covering the relevant Licensed Product existing at the date of the Event in Section 7.3.1(c) and which if issued would constitute a Valid Claim have either lapsed, been disclaimed, revoked, held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealed or appealed within the time allowed for appeal.

(ii)                Section 7.3.1(d), (e) (f), (g), (h) or (i), if the Licensed Product that achieves such event is Covered by a Valid Claim [***] at the time of achievement of such Event.

7.3.3        Notice of Achievement; Timing of Payment. With respect to each Event referred to in Section 7.3.1, GNE shall inform Immunocore within [***] of the achievement of such Event (whether such Event is achieved by GNE, Roche or its Sublicensees). GNE shall pay Immunocore the respective accrued and payable Event Payment within [***] of receipt of an invoice from Immunocore with respect thereto.

7.4           Immunocore FTE’s for a Research Program directed to a Different HLA Type. With respect to each Research Program for the development of a Licensed Product/Different HLA Type,

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Immunocore shall submit a written invoice to GNE on the first day of each quarter in an amount equal to the Immunocore FTEs agreed to under such Research Program. GNE shall pay such invoice within [***] thereof. All Research Program funding shall be used only to conduct the Research Program. At the end of each quarter and on completion of the Research Program, GNE and Immunocore shall reconcile that amount of payment made by GNE as against actual number of Immunocore FTEs dedicated to conducting activities under such Research Program. Any unused amount following such reconciliation shall be either rolled over to the next quarter (where the Research Program remains ongoing) or repaid to GNE where the relevant Research Program has completed. Any underpayment following such reconciliation shall be paid in addition with the advance due for the next quarter under the Research Program. Any expenses incurred by Immunocore and reimbursable under Section 4.4 shall be paid quarterly in arrears and within [***] of receipt of an invoice from Immunocore.

7.5           Net Sales Event Payments.

7.5.1        Net Sales Events. Subject to the terms of Section 7.5.2, GNE shall pay Immunocore the following one-time Milestone Payments per Licensed Product upon each Licensed Product achieving the following Net Sales Events (whether such achievement is by GNE, Roche or their Sublicensees):

Net Sales Event	Milestone Payment (in US dollars)
(a) When annual worldwide Net Sales for such Licensed Product first exceeds [***]:	[***]
(b) When annual Net Sales for such Licensed Product first exceeds [***]:	[***]
(c) When annual Net Sales for such Licensed Product first exceeds [***]:	[***]
Total Potential Net Sales Event Payments for each Licensed Product:	[***]

Milestone Payments under this Section 7.5.1 shall be due only once for the first Licensed Product to any specific HLA-presented antigen derived from an Exclusive Target. For the avoidance of doubt, GNE, Roche and their Sublicensees cumulative obligation under Section 7.5.1 shall in no event exceed [***] per Licensed Product.

7.5.2        Notice of Achievement; Payment. With respect to each event listed in Section 7.5.1 above, GNE shall promptly (and in any event within [***] of such Net Sales Event being met) inform Immunocore following the achievement of such event by either GNE, Roche or their Sublicensees. On or after Immunocore’s receipt of such notice of achievement, Immunocore shall submit a written invoice to GNE for the corresponding Milestone Payment. Each such invoice shall specify the applicable Net Sales Event, and shall be payable within [***] of receipt of an invoice from Immunocore with respect thereto. To the extent GNE elects to have Immunocore

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send an invoice to an address other than that specified in Section 16.2, GNE shall provide written notice to Immunocore thereof.

7.6           Royalty Payments for Licensed Products.

7.6.1        Valid Claim Products. GNE or Roche shall pay Immunocore, on a Licensed Product-by-Licensed Product and country-by-country basis, and subject to the terms of Section 7.6.3 through 7.6.6, the following royalties on annual worldwide Net Sales of Licensed Products by GNE, Roche or their Sublicensees, which at the time of sale or supply, are Covered by a Valid Claim in the country in which such Licensed Product is sold:

Annual Worldwide Net Sales (in US Dollars)	Royalty Rate Percentage
Up to [***]:	[***]
Portion equal to or greater than [***] and less than [***]:	[***]
Portion equal to or greater than [***] and less than [***]:	[***]
Portion equal to or greater than [***] and less than [***]:	[***]
Portion greater than [***]:	[***]

7.6.2        Know-How Products.

(a)          If in any calendar quarter, the sale of a Licensed Product is not Covered by a Valid Claim in the country in which such Licensed Product is sold, then GNE or Roche shall pay to Immunocore, on a Licensed Product-by-Licensed Product and country-by-country basis, and subject to the terms of Section 7.6.3 through 7.6.6, a royalty equivalent to [***] of the amounts specified in Section 7.6.1 on annual worldwide Net Sales of such Licensed Product.

(b)           Notwithstanding the foregoing, in no event shall GNE, Roche or their Sublicensee be obligated to make any royalty payment on the Net Sales of a Licensed Product, where the sale or manufacture of such Licensed Product is not Covered by a Valid Claim in the country in which such Licensed Product was sold, and:

(i)                  such Licensed Product [***]; and

(ii)                such Licensed Product was [***].

For clarity, where notice under Section 1.58(e) is provided more than [***] after the Research Term for a given HLA-presented antigen derived from an Exclusive Target, the Parties agree that [***].

7.6.3        Payment Offsets.

(a)           Third Party Payments.

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(i)                  Immunocore. Immunocore shall continue to have the obligation to make payments owed under written agreements entered into by Immunocore with Third Parties which relate to any Licensed Product, as of the Effective Date or during the Term.

(ii)                GNE. If, after the Effective Date, GNE, Roche or their Sublicensees obtains a right or license under any intellectual property of a Third Party, where the making, using, selling, offering for sale, or importing of a Licensed Product by GNE, Roche or the relevant Sublicensee would in the absence of such right or license infringe the intellectual property of a Third Party, then GNE or Roche may offset the payments due and payable to Immunocore with respect to such Licensed Product by the amount of payments paid by GNE, Roche or its Sublicensee to such Third Party for such right or license; provided that in no event shall such reductions reduce the payments owed to Immunocore for such Licensed Product by [***] of what would otherwise be owed by GNE, Roche or their Sublicensee to Immunocore.

(b)           Biosimilar. Following the first commercial sale of a Biosimilar in a country and:

(i)                  such Biosimilar is Covered by a Valid Claim [***], no royalty reduction may be made under this Section 7.6.3(b);

(ii)                such Biosimilar is Covered by a Valid Claim [***] in such country, and such country is [***], and where [***], the royalties due and payable by GNE hereunder shall be reduced by [***] in such country;

(iii)               such Biosimilar is Covered by a Valid Claim in such country, [***], and where [***], the royalties due and payable by GNE hereunder shall be reduced by [***] in such country; or

(iv)              such Biosimilar is not Covered by a Valid Claim in such country, the royalties due and payable by GNE, Roche or their Sublicensee hereunder shall be reduced by [***] in such country [***].

The reduction in royalties under Section 7.6.3(b)(ii) and (iii) shall only apply during the period of time that [***] in such country. For the purpose of this Section 7.6.3(b) [***]. As used herein, “Biosimilar” means any drug or biological product that is interchangeable directly with any Licensed Product and which is subject to review under an abbreviated approval pathway as a biosimilar, follow-on biologic or generic biological product, as those terms are commonly understood under the FD&C Act or the PHS Act and related rules and regulations, or the corresponding or similar laws, rules and regulations of any other jurisdiction and (1) where such Biosimilar obtains Regulatory Approval or is otherwise sold by a Third Party that is not GNE, Roche or a Sublicensee; and (2) where GNE, Roche or their Sublicensees have not directly authorised or permitted such Third Party to market, manufacture and sell such product in the market in question.

(c)           The cumulative reduction made under Sections 7.6.3 (a), (b)(ii) and (b)(iii) in a country shall not exceed a total of more than [***] of what would otherwise be owed by GNE to Immunocore in accordance with Sections 7.6.1 and 7.6.2 in such country.

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7.6.4        Single Royalty. No more than one royalty payment shall be due under this Section 7.6 with respect to a sale of a particular Licensed Product. For the avoidance of doubt: (a) multiple royalties shall not be payable because the sale of a particular Licensed Product is Covered by more than one (1) Valid Claim in the country in which such Licensed Product is sold; or (b) in no event shall GNE and/or its Sublicensees be obligated to simultaneously pay a royalty under Section 7.6.1 with respect to a sale of a particular Licensed Product that is subject to Section 7.6.2.

7.6.5        Royalty Term.

(a)            The royalty obligations set forth in Section 7.6.1 above will commence on a country-by-country basis upon the First Commercial Sale of any Licensed Product, and expire on a country-by-country basis upon the expiration of the last to expire Patent containing a Valid Claim which Covers the sale of such Licensed Product in such country. For clarity, if the last Valid Claim Covering the sale of a Licensed Product in a particular country expires prior to [***] anniversary of the date of First Commercial Sale of such Licensed Product in such country, royalties shall continue to be payable on the sales of such Licensed Product in such country pursuant to Section 7.6.2 at the rates set forth therein, as applicable, until the [***] anniversary of the date of First Commercial Sale of such Licensed Product in such country.

(b)           The royalty obligations set forth in Section 7.6.2 above will commence on a country-by-country basis upon the First Commercial Sale of any Licensed Product, and expire on a country-by-country basis upon the earlier of (i) [***] anniversary of the date of First Commercial Sale of such Licensed Product in such country; or (ii) such time as such Licensed Product is Covered by a Valid Claim in such country, in which case such Licensed Product shall be subject to the royalty term set forth in Section 7.6.1 above. For clarity, in the case of a Licensed Product for which a Valid Claim first comes into existence in a particular country after the date of First Commercial Sale in such country, on the date of issuance of such Valid Claim royalties shall continue to be payable on the sales of such Licensed Product pursuant to Section 7.6.1 at the rates set forth therein, and expire upon the expiration of such Valid Claim in such country. For the purposes of calculating the [***] period above for each Licensed Product in any country within the EU, the [***] period shall start [***].

7.6.6        Rights Following Expiration of Royalty Term. Upon expiry of GNE’s payment obligation hereunder with respect to a Licensed Product in a country, the license in Sections 4.2.3 and 4.2.4 shall be fully paid-up in respect of that Licensed Product in that country.

7.7           Companion Diagnostic Sublicensing Revenue.

7.7.1        Revenue Share. GNE or Roche shall pay lmmunocore, on a Companion Diagnostic -by- Companion Diagnostic and country-by-country basis, and subject to the terms of Section 7.7.2, a royalty of [***] of the Sublicensing Revenue that Genentech receives from a Companion Diagnostic Sublicensee from the sale of a Companion Diagnostic in such country. Notwithstanding the foregoing, in no event shall GNE or Roche be obligated to make any royalty payment on the Sublicensing Revenue of a Companion Diagnostic, where the sale of such Companion Product is not Covered by a Valid Claim in the country in which such Companion Product was sold, and:

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(a)            such Companion Diagnostic was not generated from the direct modification of the Compounds described in Section 1.58 (a), (b) or (c) or (e); or

(b)            such Companion Diagnostic was generated solely by GNE, Roche or their Sublicensees more than [***] after the Research Term for a given HLA-presented antigen derived from an Exclusive Target.

7.7.2        Certain Terms.

(a)            Sublicensing Revenue. “Sublicensing Revenue” shall mean [***]. Sublicensing Revenues shall exclude: [***].

(b)           “Companion Diagnostic Sublicensee” means a Third Party or Affiliate who has been granted a sub-license under either of the Exclusive License or Non-Exclusive License to research, develop and commercialize a Companion Diagnostic, and where such sublicense is in compliance with Section 4.2.5.

(c)            Royalty Term for Companion Diagnostics. The royalty obligations set forth in Section 7.7.1 above will commence upon the effective date that GNE, Roche or its Sublicensee (as applicable) enters into a written agreement with a Companion Diagnostic Sublicensee, and expire, on a country by country basis, upon the later of (i) the expiration of the last to expire Patent containing a Valid Claim which Covers the sale of such Companion Diagnostic in such country, or (ii) [***] anniversary of the date of First Commercial Sale of such Companion Diagnostic in such country. For the purposes of calculating the [***] period above for each Licensed Product in any country within the EU, the [***] period shall start [***].

Article 8
FINANCIAL TERMS; REPORTS; AUDITS

8.1           Timing of Royalty Payment. All royalty payments shall be made within [***] of the end of each calendar quarter in which the sale was made.

8.2          Royalty Report. For each calendar quarter for which GNE has an obligation to make royalty payments, such payments shall be accompanied by a report that specifies for such calendar quarter the following information (“Net Sales Report”):

(i)               total Net Sales of all Licensed Products sold in the Territory;

(ii)              Net Sales on a country-by-country basis for all Licensed Products sold;

(iii)              the exchange rate used to convert Net Sales from the currency in which they are earned to United States dollars; and

(iv)              the total royalties due to Immunocore.

If GNE is reporting Net Sales for more than one Licensed Product, the foregoing information shall be reported on a Licensed Product-by-Licensed Product basis.

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8.3              Mode of Payment. All payments hereunder shall be made in immediately available funds to the account listed below (or such other account as Immunocore shall designate before such payment is due):

[***]

8.4              Currency of Payments. All payments under this Agreement shall be made in United States dollars, unless otherwise expressly provided in this Agreement. Net Sales outside of the United States shall be first determined in the currency in which they are earned and shall then be converted into an amount in United States dollars as follows: (i) with respect to sales by or on behalf of Roche or GNE, use Roche and GNE’s customary and usual conversion procedures, consistently applied in preparing its audited financial statements; and (ii) with respect to sales by or on behalf of a given Sublicensee, using the conversion procedures applicable to payments by such Sublicensee to Roche or GNE for such sales and where such procedures have been agreed prior to the Effective Date or as modified by GNE, Roche and its Affiliates ([***]) after the Effective Date.

8.5              Blocked Currency. If, at any time, legal restrictions prevent Roche, GNE or a Sublicensee from remitting part or all of royalty payments when due with respect to any country in. the Territory where Licensed Products are sold, Roche shall continue to provide Net Sales Reports for such royalty payments, and such royalty payments shall continue to accrue in such country, but Roche shall not be obligated to make such royalty payments until such time as payment may be made through reasonable, lawful means or methods that may be available, as Roche shall determine.

8.6              Taxes. Each Party shall comply with applicable laws and regulations regarding filing and reporting for income tax purposes. Neither Party shall treat their relationship under this Agreement as a pass through entity for tax purposes. All payments made under this Agreement shall be made free and clear of any and all taxes, duties, levies, fees or other, except for withholding taxes and VAT (if applicable). Any payments subject to withholding or other similar tax shall be subject to the following:

(a)            to extent Immunocore is (i) not a publicly held company, (ii) has not been acquired, and (iii) has not moved its principal place of business from the United Kingdom to another country, at the time of the payment, GNE, Roche and their Sublicensees shall be entitled to deduct from payments made to Immunocore under this Agreement [***] of the amount of any withholding taxes required to be withheld, to the extent paid to the appropriate governmental authority on behalf of Immunocore (and not refunded or reimbursed); and

(b)           to the extent Immunocore is (i) a publicly held company (including without limitation if Immunocore is under the control of a publicly held company) (ii) has been acquired by another entity, or (iii) has moved its principal place of business from the United Kingdom to another country, at the time of the payment, GNE, Roche and their Sublicensees shall be entitled to deduct from payments made to Immunocore under this Agreement the amount of any withholding taxes required to be withheld, to the extent paid to the appropriate governmental authority on behalf of Immunocore (and not refunded or reimbursed). GNE or Roche shall deliver to Immunocore, upon request, proof of payment of all such withholding taxes. GNE and Roche (on the one hand) and Immunocore (on the other hand) shall provide reasonable assistance to other

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Party in seeking any benefits available to either Party with respect to government tax withholdings by any relevant law, regulation or double tax treaty. All payments made under this Agreement shall be exclusive of VAT (if applicable) and such VAT shall be paid promptly on receipt of a valid VAT invoice.

8.7           Records; Inspection.

8.7.1        Records. GNE and Roche agrees to keep, for [***] from the year of creation, records of all sales of Licensed Products for each reporting period in which royalty payments are due, showing sales of Licensed Products for each of GNE, Roche and their Sublicensees and applicable deductions in sufficient detail to enable the report provided under Section 8.2 to be verified. GNE and Roche shall procure that its Sublicensees keep records in accordance with this Section.

8.7.2        Audits. Immunocore shall have the right to request that such report be verified by an independent, certified and internationally recognized public accounting firm selected by Immunocore and acceptable to GNE (the “CPA Firm”). Such right to request a verified report shall (i) be limited to a [***] period immediately preceding such request for a verified report; (ii) not be exercised more than once in any calendar year; and (iii) not more frequently than once with respect to records covering any specific period of time. Subject to Section 8.7.3, GNE shall, upon timely request and at least [***] advance notice from Immunocore and at a mutually agreeable time during its regular business hours, make its records available for inspection by such CPA Firm at such place or places where such records are customarily kept, solely to verify the accuracy of the reports provided under Section 8.2 and related payments due under this Agreement. The CPA Firm shall only state factual findings in the audit reports. The draft audit report shall be shared with GNE at the same time that it is shared with Immunocore. Following review and approval by all Parties of the draft audit, the final audit report shall be shared with GNE. Roche and Immunocore. GNE and Roche shall procure access to Sublicensee records relevant to verify the accuracy of repo1is under section 8.2. relating to such Sublicensee and in accordance with this Section 8.7.2 and shall make such Sublicensee records available to the CPA Firm at the same time and location as GNE and Roche’s own records are made available to the CPA Firm.

8.7.3        Confidentiality. Prior to any audit under Section 8.7.2, the CPA Firm shall enter into a written confidentiality agreement with GNE and Roche that (i) limits the CPA Firm’s use of GNE. Roche and their Sublicensee’s records to the verification purpose described in Section 8.7.2; (ii) limits the information that the CPA Finn may disclose to the Immunocore to the numerical summary of payments due and paid; and (iii) prohibits the disclosure of any information contained in such records to any Third Party for any purpose. The Parties agree that all information subject to review under Section 8.7.2 and/or provided by the CPA Firm to Immunocore is GNE and Roche’s Confidential Information, and Immunocore shall not use any such information for any purpose that is not germane to Section 8.7.2.

8.7.4        Underpayment; Overpayment. After reviewing the CPA Firm’s audit report, GNE shall promptly pay any uncontested, understated amounts due to Immunocore. Any overpayment made by GNE, Roche or any Sublicensee shall be promptly refunded or fully creditable against amounts payable in subsequent payment periods, at GNE’s election. Any audit under Section 8.7.2 shall be at Immunocore’s expense; provided, however, GNE shall reimburse

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reasonable audit fees for a given audit if the results of such audit reveal that GNE, Roche and any Sublicensee underpaid Immunocore [***] for the audited period [***].

Article 9
INTELLECTUAL PROPERTY; OWNERSHIP

9.1           Definitions. As used herein this Article 9:

9.1.1        “Prosecution and Maintenance” or “Prosecute and Maintain”, with respect to a particular Patent, means all activities associated with the preparation, filing, prosecution and maintenance of such Patent (and patent application(s) derived from such Patent), as well as re-examinations, reissues, applications for patent tem1 adjustments and extensions, supplementary protection certificates and the like with respect to that Patent, together with the conduct of interferences, derivation proceedings, pre- and post-grant proceedings, the defense of oppositions and other similar proceedings with respect to that Patent.

9.2           Disclosure; Ownership; Inventorship; Assignment and Cooperation.

9.2.1        Disclosure. During the Term, each Party shall promptly disclose to the other any Foreground IP or Joint IP or GNE Improvement IP conceived, or reduced to practice by or for the disclosing Party. Disclosure will be made via designated patent practitioners representing each Party. Such disclosure obligation continues beyond the Term to the extent necessary to obtain patent protection for all inventions within the Foreground IP or Joint IP, and to establish inventorship thereof. In addition, during the Research Term and for the remainder of the Term, Immunocore shall promptly following filing by Immunocore disclose to GNE all other Patents within Licensed Intellectual Property in each case to the extent licensed under the Exclusive License.

9.2.2        Ownership. As between the Parties:

(a)           Immunocore shall solely own the Immunocore Background IP and the Immunocore Foreground IP;

(b)           Immunocore and GNE shall jointly own the Joint IP; and

(c)            GNE shall solely own the GNE Foreground IP and the GNE Improvement IP.

Without limiting the foregoing, each Party retains an undivided one-half interest in and to the Joint IP (including Patents and Know-How therein). Subject to the licenses granted in Article 4, each Party may exploit fully the Joint IP, in any field, and may grant licenses and sublicenses of the Joint IP without accounting to the other Party. Each Party hereby consents explicitly to the granting of sublicenses by the other Party in accordance with this Section 9.2.2. Further, each Party may transfer or encumber its ownership interest, without the need to obtain the consent of (consent for such shall be deemed given) and without accounting to the other Party, subject to the licenses granted under Article 4.

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9.2.3        Assignment; Cooperation. The assignments necessary to accomplish the ownership provisions set forth in this Article 9 are hereby made, and each Party shall execute such further documentation as may be necessary or appropriate, and provide reasonable assistance and cooperation, to implement the provisions of this Article 9. Each Party shall to the extent legally possible under relevant national or local laws require all of its employees, Affiliates and any Third Parties working pursuant to this Agreement on its behalf, to assign (or otherwise convey rights) to such Party any Patents and Know-How discovered, conceived or reduced to practice by such employee, Affiliate or Third Party, and to cooperate with such Party in connection with obtaining patent protection therefore.

9.2.4        CREATE Act. It is the intention of the Parties that this Agreement is a “joint research agreement” as that phrase is defined in Public Law 108-53 (the “Create Act”). In the event that either Party to this Agreement intends to overcome a rejection of a claimed invention within the Immunocore Background IP, the Foreground IP, GNE Improvement IP and/or Joint IP pursuant to the provisions of the Create Act, such Party shall first obtain the prior written consent of the other Party and the Parties shall work together in good faith to agree how any rejection should be overcome. To the extent that the Parties agree that, in order to overcome a rejection of a claimed invention within Immunocore Background IP, the Foreground IP, GNE Improvement IP and/or Joint IP pursuant to the provisions of the Create Act, the filing of a terminal disclaimer is required or advisable, the Parties shall first agree on terms and conditions under which the patent application subject to such terminal disclaimer and the patent or application over which such application is disclaimed shall be jointly enforced, to the extent that the Parties have not previously agreed to such terms and conditions. To the extent that this Section 9.2.4 applies to Licensed Intellectual Property, any obligation under this Section will be subject to any Third Party agreements entered into with Immunocore prior to the Effective Date relating to the prosecution or maintenance of such Licensed Intellectual Property and any co-operation or consultation by Immunocore under this Section 9.2.4 shall be subject to such Third Party agreements. To the extent that this Section 9.2.4 applies to Immunocore Background IP (excluding Licensed Intellectual Property), any obligation under this Section will be subject to any Third Party agreements entered into with Immunocore prior to or after the Effective Date relating to the prosecution or maintenance of such Immunocore Background IP and any co-operation or consultation by Immunocore under this Section 9.2.4 shall be subject to such Third Party agreements. In the event that GNE, Roche or their Sublicensee intends to enter into an agreement with a Third Party with respect to the further research, development or commercialization of a Licensed Product and such agreement is a “joint research agreement” as that phrase is defined in the Create Act, the Parties shall in good faith discuss whether Immunocore shall similarly enter into such agreement with such Third Party purely for the purposes of agreeing similar consultation rights in relation to any rejection under the Create Act as contained under this Section 9.2.4.

9.3           Patent Prosecution.

9.3.1        Immunocore Controlled Prosecution and Maintenance.

(a)           Immunocore shall, at its sole discretion and expense, have the right (but not the obligation) to Prosecute and Maintain Patents within the Immunocore Background IP. Immunocore shall, at its sole discretion and expense, have the right (but not the obligation) to Prosecute and Maintain Patents within the Immunocore Foreground IP, to the extent it any Patent

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is not specific to a Licensed Product. Immunocore will provide GNE with copies of any filed patent application, filings and other material correspondence with applicable governmental authorities relating to such Immunocore Background IP and such Immunocore Foreground IP, and will keep GNE reasonably informed of the status of such Prosecution and Maintenance, including providing GNE copies of all communications received from or filed in patent offices within a reasonable period of time after receipt by Immunocore.

9.3.2        GNE Controlled Prosecution and Maintenance.

(a)          GNE shall, at its sole discretion and expense, have the right (but not the obligation) to Prosecute and Maintain Patents within the Immunocore Foreground IP to the extent such Patents are specific to Licensed Products (excluding Joint IP, which is addressed below in Section 9.3.2(b)), and GNE Foreground IP and GNE Improvement IP. GNE will provide Immunocore with copies of any filed patent application, filings and other material correspondence with applicable governmental authorities relating to such Immunocore Foreground IP, GNE Foreground IP and GNE Improvement IP and will keep Immunocore reasonably informed of the status of such Prosecution and Maintenance, including providing Immunocore copies of all communications received from or filed in patent offices within a reasonable period of time after receipt by GNE. Immunocore will provide all reasonable cooperation and assistance to GNE at GNE’s reasonable request and at GNE’s expense in Prosecution and Maintenance of such Patents, including making data, reports, and scientific personnel reasonably available to prepare and prosecute patent applications.

(b)          GNE shall, at its sole discretion and expense, have the right (but not the obligation) to Prosecute and Maintain Patents within the Joint IP. GNE will provide Immunocore with a draft copy of any proposed patent application, filings and other material correspondence with applicable governmental authorities covering the Joint IP for review and comment prior to filing or prior to submission of any response or communication with applicable governmental authorities and will keep Immunocore reasonably informed of the status of such Prosecution and Maintenance, including providing Immunocore copies of all communications received from or filed in patent offices within a reasonable period of time after receipt by GNE. GNE will provide any filings or correspondence for comment by Immunocore where possible at least [***] prior to any due date or required response date. GNE will consider all comments provided by Immunocore to GNE prior to any due date or required response date as reasonably possible unless it determines in good faith and on advice from its patent attorney that such comments are not appropriate or would materially impact on the ability to obtain a granted patent. Immunocore will provide all reasonable cooperation and assistance to GNE at GNE’s reasonable request and at GNE’s expense in Prosecution and Maintenance of the Joint IP, including making data, reports, and scientific personnel reasonably available to prepare and prosecute patent applications.

9.3.3        Transfer of Prosecution and Maintenance by GNE. If GNE elects not to Prosecute and Maintain any Patents under Section 9.3.2, GNE shall provide at least [***] written notice to Immunocore. Thereafter, Immunocore shall have the right, but not the obligation, to Prosecute and Maintain any notified Patents, at its sole expense and in its sole discretion. GNE will provide all cooperation and assistance to Immunocore in relation to such Prosecution and Maintenance. The Party assuming responsibility to Prosecute and Maintain said Patents may elect to require transfer of ownership or rights of said Patents at their sole discretion.

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9.3.4        Transfer of Prosecution and Maintenance by Immunocore. If Immunocore elects not to Prosecute and Maintain any Patents under Section 9.3.1 Immunocore shall provide at least [***] written notice to GNE. Thereafter, GNE shall have the right, but not the obligation, to Prosecute and Maintain any notified Patents, at its sole expense and in its sole discretion. Immunocore will provide all cooperation and assistance to GNE in relation to such Prosecution and Maintenance. To the extent this Section relates to Immunocore Background IP, the obligations under this Section will be subject to any Third Party agreement entered into by Immunocore whether before or after the Effective Date.

9.3.5        Interferences Between the Parties. If an interference or derivation proceeding is declared by the US Patent and Trademark Office between one or more of the Patents within the Immunocore Background IP, Foreground IP, GNE Improvement IP or Joint IP, to the extent directed to a Licensed Product and such declared interference or derivation proceeding does not involve any Patents owned by a Third Party, then the Parties shall in good faith establish a mutually agreeable process to resolve such interference or derivation proceeding in a reasonable manner in conformance with all applicable legal standards, but which prejudices neither Party nor diminishes the value of such Patents at issue.

9.4           Enforcement Rights for Infringement by Third Parties.

9.4.1        Notice. Each Party shall promptly notify, in writing, the other Party upon learning of any actual or suspected infringement of the Patents within the Immunocore Background IP, Foreground IP, GNE Improvement IP or Joint IP to the extent such actual or suspected infringement is relevant to any Exclusive Target or a Licensed Product, or, except for the matters that are subject to Section 9.3.4, of any claim of invalidity, unenforceability, or non-infringement of any Patents within the Background IP (to the extent relevant to any Exclusive Target or Licensed Product), Foreground IP, GNE Improvement IP or Joint IP (each an “Infringement”). At the request of the Party receiving such notice, the other Party shall use Diligent Efforts to provide all evidence in its possession pertaining to the actual or suspected Infringement that it can disclose without breach of a pre-existing obligation to a Third Party or waiver of privilege. In addition each Party shall also use reasonable efforts to notify the other Party upon learning of any actual or suspected infringement of the Patents within the Immunocore Background IP, Foreground IP, GNE Improvement IP or Joint IP to the extent such actual or suspected infringement is relevant to any Compound.

9.4.2        Enforcement Actions. The Parties shall consult as to potential strategies to terminate suspected or potential Infringement, consistent with the overall goals of this Agreement. If the Parties fail to agree on such strategies:

(a)            GNE shall have the first right, but not the obligation, to seek to abate any actual or suspected Infringement by a Third Party, or to file suit against any Third Party for Infringement, in each case of any Patent under Section 9.3.2(a) and 9.3.2(b). If GNE does not, within [***] of receipt of a notice under Section 9.4.1, take steps to abate the Infringement, then GNE shall provide written notice to Immunocore thereof, and GNE and Immunocore shall discuss the strategy thereof.

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(b)           Immunocore shall have the first right, but not the obligation, to seek to abate any actual or suspected Infringement by a Third Party, or to file suit against any Third Party for Infringement, in each case of any Patent under Section 9.3.1. If Immunocore does not, within [***] of receipt of a notice under Section 9.4.1, take steps to abate the Infringement, or to file suit to enforce against such Infringement, then GNE shall have the right, but not the obligation, to take action to enforce against such Infringement; provided that if Immunocore is diligently pursuing ongoing settlement discussions at the end of such [***] period then GNE shall not be permitted to exercise such right unless such settlement discussions cease without reaching settlement or Immunocore ceases to pursue such discussions diligently. To the extent this Section relates to Immunocore Background IP, the obligations under this Section will be subject to any Third Party agreement entered into by Immunocore whether before or after the Effective Date.

(c)           The non-controlling Party shall cooperate with the Party controlling any such action to abate or enforce (as may be reasonably requested by the controlling Party and at the controlling Party’s expense), including, if necessary, by being joined as a party provided that the non-controlling Party shall be indemnified by the controlling Party as to any costs or expenses, and shall have the right to be represented by its own counsel at its own expense. The Party controlling any such action shall keep the other Party updated with respect to any such action, including providing copies of all documents received or filed in connection with any such action.

9.4.3        Settlement. The Party controlling any such enforcement action described in Section 9.4.2 (a “Section 9.4.2 Enforcement”), at its sole discretion, may take reasonable actions to terminate any alleged Infringement without litigation; provided, that if any such arrangement would adversely affect the non-controlling Party’s rights under this Agreement, then that arrangement is subject to the non-controlling Party’s prior written consent. The Party controlling any Section 9.4.2 Enforcement may not settle or consent to an adverse judgment without the express written consent of the non-controlling Party (such consent not to be unreasonably withheld or delayed).

9.4.4        Costs and expenses. The Party controlling any Section 9.4.2 Enforcement shall bear [***].

9.4.5        Damages. Unless otherwise mutually agreed by the Parties, and subject to the respective indemnity obligations of the Parties set forth in Article 13, all damages, amounts received in settlement, judgment or other monetary awards recovered in Section 9.4.2 Enforcement with respect to activities of the Third Party that occurred prior to the effective date of such award shall be shared as follows: [***].

For the avoidance of doubt, if any settlement results in the granting to the alleged infringer of a sublicense of any of the Licensed Intellectual Property, Foreground IP or Joint IP with running royalties payable on post-settlement sales by the alleged infringer, such alleged infringer shall be deemed to be a Sublicensee and such royalties on post-settlement sales (i) shall be subject to all applicable royalty obligations hereunder, and (ii) shall not be subject to this Section 9.4.5; [***].

9.5            Third Party Infringement Claims.

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9.5.1        Notice. In the event that a Third Party shall make any claim, give notice, or bring any suit or other inter parties proceeding against GNE or Immunocore, or any of their respective Affiliates or licensees or customers, for infringement or misappropriation of any intellectual property rights with respect to the research, development, making, using, selling, offering for sale, import or export of any Licensed Product (“Third Party Infringement Claim”), in each case, the Party receiving notice of a Third Party Infringement Claim shall promptly notify the other Party and use Diligent Efforts to provide all evidence in its possession pertaining to the claim or suit that it can disclose without breach of a pre-existing obligation to a Third Party or waiver of privilege.

9.5.2        Defense. The Parties shall consult as to potential strategies to defend against any Third Party Infringement Claim, consistent with the overall goals of this Agreement, including by being joined as a party. The Parties shall cooperate with each other in all reasonable respects in the defense of any Third Party Infringement Claim or raising of any counterclaim related thereto. If the Parties fail to agree on such strategies, and subject to the respective indemnity obligations of the Parties set forth in Article 13, GNE shall be solely responsible for defending such Third Party Infringement Claim including but not limited to selection of counsel, venue, and directing all aspects, stages, motions, and proceedings of litigation. If GNE does not, within [***] of receipt of a notice under Section 9.5.1, take steps to defend the Third Party Infringement Claim, then to the extent that such Third Party Infringement Claim is brought against Immunocore, Immunocore shall have the right, but not the obligation, to take action to enforce or defend against such Third Party Infringement Claim provided that if GNE is diligently pursuing ongoing settlement discussions at the end of such [***] period then Immunocore shall not be permitted to exercise such right unless such settlement discussions cease without reaching settlement or GNE ceases to pursue such discussions diligently. At the controlling Party’s request and expense, the non-controlling Party shall cooperate with the controlling Party in connection with any such defense and counterclaim, provided that the non-controlling Party shall be indemnified by the controlling Party as to any costs or expenses, and shall have the right to be represented by its own counsel at its own expense. Any counterclaim or other similar action by a Party, to the extent such action involves any enforcement of rights under the Licensed Intellectual Property, Foreground IP or Joint IP, will be treated as an enforcement action subject to Section 9.4. Nothing in this Section shall prevent Immunocore from complying with the terms of any court order relating to or arising out of any Third Party Infringement Claim.

9.5.3        Settlement. If any such defense under Section 9.5.2 would adversely affect the other Party’s rights under this Agreement or impose a financial obligation upon the other Party or grant rights hi respect, or affect the validity or enforceability, of the other Party’s Patents or any Joint IP, then any settlement, consent judgment or other voluntary final disposition of such Third Party Infringement Claim shall not be entered into without the consent of the other Party (such consent not to be unreasonably withheld).

9.5.4        Costs and expenses. The Party controlling the defense of any Third Party Infringement Claim shall bear all costs and expenses, including but not limited to litigation expenses, to defend against any Third Party Infringement Claim.

Article 10
CONFIDENTIALITY

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10.1          Non-use and Non-disclosure of Confidential Information. During the Term, and for a period of [***] thereafter, a Party shall (i) except to the extent permitted by this Agreement or otherwise agreed to in writing, keep confidential and not disclose to any Third Party any Confidential Information of the other Party; (ii) except in connection with activities contemplated by, the exercise of rights permitted by, in order to further the purposes of this Agreement or otherwise agreed to in writing, not use for any purpose any Confidential Information of the other Party; and (iii) take all reasonable precautions to protect the Confidential Information of the other Party (including all precautions a Party employs with respect to its own confidential information of a similar nature).

10.2          Exclusions Regarding Confidential Information. Notwithstanding anything set forth in this Article 10 to the contrary, the obligations of Section 10.1 above shall not apply to the extent that the Party seeking the benefit of the exclusion can demonstrate that the Confidential Information of the other Party:

(a)            was already known to the receiving Party, other than under an obligation of confidentiality, at the time of receipt by the receiving Party;

(b)           was generally available to the public or otherwise part of the public domain at the time of its receipt by the receiving Party;

(c)           became generally available to the public or otherwise part of the public domain after its receipt by the receiving Party other than through any act or omission of the receiving Party in breach of this Agreement;

(d)           was received by the receiving Party without an obligation of confidentiality from a Third Party having the right to disclose such information without restriction;

(e)            was independently developed by or for the receiving Party without use of or reference to the Confidential Information of the other Party; or

(f)             was released from the restrictions set forth in this Agreement by express prior written consent of the Party.

10.3          Authorized Disclosures of Confidential Information. Notwithstanding the foregoing, a Party may use and disclose the Confidential Information of the other Party as follows:

(a)           if required by law, rule or governmental regulation, including as may be required in connection with any filings made with, or by the disclosure policies of a major stock exchange; provided that the Party seeking to disclose the Confidential Information of the other Party (i) uses all reasonable efforts to inform the other Party prior to making any such disclosures and cooperate with the other Party in seeking a protective order or other appropriate remedy (including redaction) and (ii) whenever possible, requests confidential treatment of such information;

(b)           to the extent such use and disclosure is reasonably required in the Prosecution and Maintenance of a Patent within the Licensed Intellectual Property, Joint IP or GNE Improvement IP, Foreground IP in accordance with this Agreement;

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(c)           as reasonably necessary to obtain or maintain any Regulatory Approval, including to conduct preclinical studies and clinical trials and for pricing approvals, for any Licensed Products, provided, that, the disclosing Party shall take all reasonable steps to limit disclosure of the Confidential Information outside such regulatory agency and to otherwise maintain the confidentiality of the Confidential Information;

(d)           to take any lawful action that it deems necessary to protect its interest under, or to enforce compliance with the terms and conditions of, this Agreement; or

(e)           to the extent necessary, to Sublicensees, collaborators, vendors, consultants, agents, attorneys, contractors and clinicians under written agreements of confidentiality at least as restrictive on those set forth in this Agreement, who have a need to know such information in connection with such Party performing its obligations or exercising its rights under this Agreement. Further, the receiving Party may disclose Confidential Information to existing or potential acquirers, merger partners, permitted collaborators, Sublicensees and sources of financing or to professional advisors (e.g. attorneys, accountants and prospective investment bankers) involved in such activities, for the limited purpose of evaluating such transaction, collaboration or license and under appropriate conditions of confidentiality, only to the extent necessary and with the agreement by those permitted individuals to maintain such Confidential Information in strict confidence.

10.4          Return of Confidential Information. Except as expressly permitted under this Agreement, following any termination of this Agreement each Party shall upon written request by the other Party promptly destroy all Confidential Information received from the disclosing Party, including any copies thereof, (except one copy of which may be retained for archival purposes solely to ensure compliance with the terms of this Agreement).

10.5          Terms of this Agreement. The Parties agree that this Agreement and the terms hereof will be considered Confidential Information of both Parties.

10.6          Termination of Prior Agreements. As of the Effective Date, as between the Parties, this Agreement supersedes: (i) the Mutual Confidentiality Agreement, effective as of 23 February 2013, by and between GNE and Immunocore, but only insofar as each relates to the subject matter of this Agreement. All “Confidential Information” or “Information” (as defined in such agreements) exchanged between the Parties thereunder relating to the subject matter of this Agreement shall be deemed Confidential Information hereunder and shall be subject to the provisions of this Article 10.

10.7          No License. As between the Parties, Confidential Information disclosed hereunder shall remain the property of the disclosing Party. Disclosure of Confidential Information to the other Party shall not constitute any grant, option or license to the other Party, beyond those licenses expressly granted under Article 4, under any patent, trade secret or other rights now or hereinafter held by the disclosing Party.

Article 11
PUBLICITY; PUBLICATIONS; USE OF NAME

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11.1         Publicity. GNE hereby agrees to Immunocore issuing a press release, as set out in Appendix E, concerning the execution of this Agreement upon Acceptance of the first Proposed Target or within [***] from the Effective Date whichever is earlier. The text of any other press releases, public announcements and powerpoint presentations concerning this Agreement, the subject matter hereof, or the research, development or commercial results of products hereunder (a “Release”) shall be addressed pursuant to Sections 11.2 to 11.5. Any such Release shall not include any financial terms of this transaction save in the case of Immunocore for making any announcement in relation to any Event Payment, Milestone or other payment made by GNE to Immunocore under this Agreement.

11.2         Releases during the Research Term. Subject to Sections 10.2 and 11.5, during the Research Term neither Party may issue a Release without the prior written consent of the other, which consent shall not be unreasonably withheld, conditioned or delayed and any consent or refusal shall be provided within [***] of request for such consent. In the absence of any reply to a request for consent within such [***] period, consent shall be deemed given.

11.3         Releases after the Research Term. Subject to Sections 10.2. 11.4 and 11.5, after the Research Term:

11.3.1    Immunocore may not issue a Release without GNE’s prior written consent; and

11.3.2    GNE may not issue a Release without Immunocore’s prior written consent if it includes reference to Immunocore by name.

In each case, consent shall not be unreasonably withheld, conditioned or delayed and shall be provided within [***] of request for such consent.

11.4        Approved Releases. If a Release requires consent pursuant to Sections 10.3, 11.2 or 11.3, once consent has been given both Parties may make subsequent public disclosure of the contents of such statement without the further approval of the Party whose consent was required; provided, such content is not presented with any new data or information or conclusions and/or in a form or manner that materially alters the subject matter therein.

11.5        Releases required by law or regulation. Each Party may issue any Release it is required to issue by applicable law or regulation (including, in the case of Immunocore, any announcements required to satisfy the UK Takeover Panel or the UKLA listing rules).

11.6        Publications. Notwithstanding Sections 11.1 to 11.5, both Parties recognize that the publication or disclosure of papers, presentations, abstracts or any other written or oral presentations regarding results of and other information regarding the Compounds or Licensed Products may be beneficial to both Parties, provided that such publications or presentations are subject to reasonable controls to protect Confidential Information, the patentability of inventions and other commercial considerations. Accordingly, the following shall apply with respect to papers and presentations proposed for disclosure by either Party:

(a)            With respect to any paper or presentation proposed for disclosure by GNE which utilizes information generated by or on behalf of GNE, so long as such paper or presentation does not contain any Confidential Information of Immunocore, GNE shall be free to make, publish

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and disclose such papers and presentations at its discretion. GNE shall acknowledge Immunocore, as appropriate, in any publication that discloses GNE’s use of the Licensed Products or the results of any Research Program. For clarity, GNE shall not be permitted to publish or otherwise disclose any Confidential Information of Immunocore except as may be expressly permitted pursuant to Section 10.2, 10.3 or 11.6(b); and

(b)           With respect to any paper or presentation proposed for disclosure by (i) GNE which includes Confidential Information of Immunocore, or (ii) Immunocore which utilizes information generated by or on behalf of Immunocore relating to the Licensed Products, including without limitation any publications containing Confidential Information of GNE, (in each case, the “Disclosing Party”), the other Party shall have the right to review and approve any such proposed paper or presentation (the “Non-Disclosing Party”). The Disclosing Party shall submit to the Non-Disclosing Party the proposed publication or presentation (including, without limitation, posters, slides, abstracts, manuscripts, marketing materials and written descriptions of oral presentations) at least [***] prior to the date of submission for publication or the date of presentation, whichever is earlier, of any of such submitted materials. The Non-Disclosing Party shall review such submitted materials and respond to the Disclosing Party as soon as reasonably possible, but in any case within [***] for abstracts) of receipt thereof. At the option of the Non-Disclosing Party, the Disclosing Party shall (a) delete from such proposed publication or presentation any Confidential Information of the Non-Disclosing Party and/or (b) delay the date of such submission for publication or the date of such presentation for a period of time sufficiently long (but in no event longer than [***] to permit the Non-Disclosing Party to seek appropriate patent protection. Once a publication has been approved by the Non-Disclosing Party, the Disclosing Party may make subsequent public disclosure of the contents of such publication without the further approval of the Non-Disclosing Party; provided, such content is not presented with any new data or information or conclusions and/or in a form or manner that materially alters the subject matter therein.

11.7         No Right to Use Names. Except as expressly provided herein, no right, express or implied, is granted by the Agreement to use in any manner the name of “Immunocore”, “Genentech”, “Roche” or any other trade name, symbol, logo or trademark of the other Party in connection with the performance of this Agreement.

Article 12
REPRESENTATIONS

12.1         Mutual Representations and Warranties. In this Article 12, references to Party or Parties shall mean GNE, Roche and Immunocore. Each Party represents and warrants to the other Party that as of the Effective Date:

(a)            it is validly organized under the laws of its jurisdiction of incorporation;

(b)            it has obtained all necessary consents, approvals and authorizations of all governmental authorities and other persons or entities required to be obtained by it in connection with this Agreement;

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(c)           the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on its part;

(d)           it has the legal right and power to enter into this Agreement and to fully perform its obligations hereunder;

(e)           the performance of its obligations under this Agreement will not conflict with such Party’s charter documents or any Third Party agreement, contract or other arrangement to which such Party is a party; and

(f)            to the extent relevant to this Agreement it follows reasonable commercial practices common in the industry to protect its proprietary and confidential information, including requiring its employees, consultants and agents to be bound in writing by obligations of confidentiality and non-disclosure, and to the extent permissable under national or local, laws requiring its employees, consultants and agents to assign to it any and all inventions and discoveries discovered by such employees, consultants or agents made within the scope of, and during their employment, and only disclosing proprietary and confidential information to Third Parties pursuant to written confidentiality and non-disclosure agreements.

12.2          Immunocore Additional Warranty. Immunocore also represents and warrants to GNE that:

(a)           it has the legal right and power to extend the rights and licenses granted to GNE and Roche hereunder;

(b)           it will not grant during the term of this Agreement, any right, license or interest in or to the Licensed Intellectual Property, Immunocore Foreground IP or Joint IP, or any portion thereof, inconsistent with the rights granted to GNE and Roche herein;

(c)            in developing, testing, manufacturing, selling and supplying any products being manufacture, developed and/or commercialized under the rights granted by GNE to Immunocore in Section 4.5, it will, and it will procure that its Sublicensees will, comply with all Applicable Laws; and

(d)           as of the Effective Date, it has no knowledge of any threatened or pending actions, lawsuits, claims or arbitration proceedings in any way relating to the Immunocore Background IP (to the extent relevant to the Licensed Product or Exclusive Target or to performance by GNE of the Research License); provided, however, that nothing in this Section 12.2 shall be interpreted as requiring Immunocore to have undertaken any inquiries or to have obtained any freedom to operate opinion.

12.3          GNE and Roche Additional Warranty. GNE and Roche also represents and warrants to Immunocore that:

(a)            it has the legal right and power to extend the rights and licenses granted to Immunocore hereunder; and

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(b)          it will not grant during the term of this Agreement, any right, license or interest in or to the GNE Foreground IP, GNE Improvement IP or Joint IP, or any portion thereof, inconsistent with the rights granted to Immunocore herein; and

(c)          in developing, testing, manufacturing, selling and supplying any Licensed Product it will, and it will procure that its Sublicensees will, comply with all Applicable Laws.

12.4          Disclaimers. EXCEPT AS OTHERWISE EXPRESSLY STATED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO PATENTS, KNOW-HOW, MATERIALS OR CONFIDENTIAL INFORMATION SUPPLIED BY IT TO THE OTHER PARTY HEREUNDER, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. NOTHING IN THIS SECTION SHALL PREVENT IMMUNOCORE CLAIMING DAMAGES FOR LOSS OF ROYALTIES ARISING AS A RESULT OF A BREACH OF THIS AGREEMENT BY GNE.

Article 13
INDEMNIFICATION

13.1          Indemnification. Under this Article 13, “Party” and “Parties” shall mean GNE, Roche and Immunocore. Subject to Section 13.3, Immunocore shall indemnify, defend and hold GNE, Roche, their Affiliates, their Sublicensees and their respective directors, officers, and employees and the successors and assigns of any of the foregoing harmless from and against any and all liabilities, damages, settlements, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys’ fees and other reasonable expenses of litigation) (collectively, “Loss” or “Losses”) arising, directly or indirectly out of or in connection with any Third Party claims, suits, actions, demands or judgments (“Third Party Claims”) relating to (a) the activities performed by or on behalf of such Party under this Agreement, (b) the activities performed by or on behalf of Immunocore to the extent Covered by any GNE Improvement IP or GNE Foreground IP, including, in the case of Immunocore and its Third Party Licensees and subcontractors hereunder, product liability and infringement claims to the extent relating to any products Covered by the GNE Improvement IP or GNE Foreground IP and (c) breach by Immunocore of the representations and warranties under Article 12, except, in each case, to the extent caused by the negligence or willful misconduct of GNE, Roche or their Affiliates or Sublicensees or any breach of this Agreement by GNE, Roche or its Affiliates or Sublicensees.

13.2          Indemnification. Subject to Section 13.3, GNE and Roche shall indemnify, defend and hold Immunocore, its Affiliates and its Third Party licensees and their respective directors, officers, and employees and the successors and assigns of any of the foregoing harmless from and against any and all Losses arising, directly or indirectly out of or in connection with any Third Party Claims relating to (a) the activities performed by or on behalf of GNE, Roche or any Sublicensee under this Agreement, (b) the activities performed by or on behalf of GNE, Roche or any Sublicensee to the extent Covered by any of the Immunocore Background IP, Foreground IP and Joint IP, including, in the case of GNE, Roche and its Affiliates and its and their Sublicensees and subcontractors hereunder, product liability and infringement claims to the extent relating to the Licensed Products, (c) breach by GNE, Roche, its Sublicensees or subcontractors of the

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representations and warranties under Article 12, except, in each case, to the extent caused by the negligence or willful misconduct of Immunocore or its Affiliates or breach of this Agreement by Immunocore or its Affiliates.

13.3          Procedure. If a Party intends to claim indemnification under this Agreement (the “Indemnitee”), it shall promptly notify the other Party (the “Indemnitor”) in writing of such alleged Loss and the Third Party Claim. The Indemnitor shall have the right to control the defense thereof with counsel of its choice as long as such counsel is reasonably acceptable to Indemnitee. Any Indemnitee shall have the right to retain its own counsel at its own expense for any reason, provided, however, that if the Indemnitee shall have reasonably concluded, based upon a written opinion from outside legal counsel, that there is a conflict of interest between the Indemnitor and the Indemnitee in the defense of such action, in each of which cases the Indemnitor shall pay the fees and expenses of one law firm serving as counsel for the Indemnitee) in relation to such Third Party Claim. The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any Third Party Claims covered by this Agreement. The obligations of this Article 13 shall not apply to any settlement of any Third Party Claims if such settlement is effected without the consent of both Parties, which shall not be unreasonably withheld or delayed. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve the Indemnitor of any obligation to the Indemnitee under this Section 13.2. It is understood that only GNE, Roche and Immunocore may claim indemnity under this Agreement (on its own behalf or on behalf of its Indemnitees), and other Indemnitees may not directly claim indemnity hereunder.

13.4          Insurance.

13.4.1    Insurance Coverage. Subject to Section 13.4.4, each Party shall obtain and maintain comprehensive general liability insurance customary in the industry for companies of similar size conducting similar business, and in any case sufficient to cover its obligations.

13.4.2    Evidence of Insurance. Within [***] of signing this Agreement, each Party shall provide the other Party with its certificate of insurance evidencing the insurance coverage set forth Section 13.4.1. Each Party shall provide to the other Party at least [***] prior written notice of any cancellation, non-renewal or material change in any of such insurance coverage.

13.4.3    Product / Clinical Trial Liability Insurance: Commencing not later than [***] prior to the first use in humans of the first Licensed Product by GNE, Roche or any of its Sublicensees, GNE and Roche shall have and maintain such type and amounts of products / clinical trial liability insurance covering the development, manufacture, use and sale of Licensed Products as is normal and customary in the industry generally for parties similarly situated, but, in any event, with a minimum combined single limit per occurrence for products / clinical trials liability as follows: (a) a minimum limit of [***] for any period during which GNE, Roche or any of its Sublicensees is conducting a clinical trial(s) with any Licensed Product(s); and (b) a minimum limit of [***] for any period during which GNE, Roche or any of its Sublicensees is selling any Licensed Product(s). Each of the above insurance policies shall be primary insurance.

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13.4.4    Election to Self-Insure. In the event that either Party is an entity which, together with its Affiliates, has worldwide revenues from pharmaceutical sales in excess of [***], the obligations set forth in Section 13.4.3 (in respect of GNE and Roche only), Section 13.3.1 and Section 13.3.2 above shall not apply with respect to such Party, if such Party notifies the other Party in writing that it elects to provide coverage through a commercially reasonable program of self-insurance and such self-insurance in the case of Section 13.4.3 is permitted under Applicable Laws; provided, however, that the obligations set forth in Section 13.4.3 (in respect of GNE and Roche only), Section 13.4.1 and Section 13.4.2 above shall resume with respect to such Party and its Affiliates, or successor-in-interest and its Affiliates, if such program of self-insurance is terminated or discontinued for any reason.

13.5        Limitation of Damages. NEITHER PARTY HERETO WILL BE LIABLE FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY, OR PUNITIVE DAMAGES, INCLUDING LOST PROFITS, ARISING FROM OR RELATING TO THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES, EXCEPT IN RESPECT OF ANY BREACH OF A PARTY’S OBLIGATIONS UNDER ARTICLE 10 OR INDEMNIFICATION OBLIGATIONS UNDER THIS ARTICLE 13 FOR CLAIMS OF THIRD PARTIES. FOR THE AVOIDANCE OF DOUBT, NOTHING IN THIS SECTION SHALL LIMIT OR EXCLUDE ANY LIABILITY TO A THIRD PARTY FOR FRAUD BY ANY PARTY OR ANY LIABILITY ARISING AS A RESULT OF PERSONAL INJURY OR DEATH CAUSED BY NEGLIGENCE OF ANY PARTY.

Article 14
TERM; TERMINATION

14.1        Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and, unless sooner terminated as provided in this Article 14, shall continue in full force and effect, on a country-by-country and Licensed Product-by-Licensed Product basis until there is no remaining royalty payment or other payment obligation in such country with respect to such Licensed Product, at which time this Agreement shall expire with respect to such Licensed Product in such country. The Term shall expire on the date this Agreement has expired in its entirety with respect to all Licensed Products in all countries in the Territory.

14.2         Termination by Either Party for Material Breach. Either Party may terminate this Agreement or any Exclusive License by written notice to the other Party for any material breach of this Agreement by the other Party if, in the case of remediable breach, such material breach is not cured within [***] ([***] for payment defaults) after the breaching Party receives written notice of such breach from the non-breaching Party; provided, that if such breach is not capable of being cured within such [***] (or [***]) period, the cure period shall be extended for such amount of time that the Parties may agree in writing is reasonably necessary to cure such breach, so long as (1) the breaching Party is making Diligent Efforts to do so, and (2) the Parties agree on an extension within such [***] (or [***]) period. Notwithstanding anything to the contrary herein, if the allegedly breaching Party in good faith either disputes (i) whether a breach is material or has occurred or (ii) the alleged failure to cure or remedy such material breach, and provides written notice of that dispute to the other Party within the above time periods, then the matter will be addressed under the dispute resolution provisions in Article 15, and the notifying Party may not so terminate this Agreement until it has been determined under Article 15 that the allegedly breaching

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Party is in material breach of this Agreement, and such breaching Party further fails to cure such breach within [***] (or such longer period as determined by the arbiter of such dispute resolution) after the conclusion of that dispute resolution procedure.

14.3          Termination by Either Party for Insolvency or Bankruptcy. Either Party may terminate this Agreement effective on written notice to the other Party upon the liquidation, dissolution, winding-up, insolvency, bankruptcy, or filing of any petition therefor, appointment of a receiver, custodian or trustee, or any other similar proceeding, by or of the other Party where such petition, appointment or similar proceeding is not dismissed or vacated within [***] an where such petition, appointment or similar proceeding is not a part of any bona fide reorganisation of a Party or its Affiliates. All rights and licenses granted pursuant to this Agreement are, for purposes of Section 365(n) of Title 11 of the United States Code or any foreign equivalents thereof (as used in this Section 14.3, “Title 11”), licenses of rights to “intellectual property” as defined in Title 11. Each Party in its capacity as a licensor hereunder agrees that, in the event of the commencement of bankruptcy proceedings by or against such bankrupt Party under Title 11, (a) the other Party, in its capacity as a licensee of rights under this Agreement, shall retain and may fully exercise all of such licensed rights under this Agreement (including as provided in this Section 14.3) and all of its rights and elections under Title 11 and (b) the other Party shall be entitled to a complete duplicate of all embodiments of such intellectual property, and such embodiments, if not already in its possession, shall be promptly delivered to the other Party (i) upon any such commencement of a bankruptcy proceeding, unless the bankrupt Party elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under (i), immediately upon the rejection of this Agreement by or on behalf of the bankrupt Party.

14.4          Permissive Termination. GNE shall also have the right to terminate this Agreement in its entirety, or an Exclusive License, in its sole discretion, at any time by providing written notice to Immunocore; such termination to be effective [***] after such notice. Any payments (whether royalties or otherwise) which have become due or relate to any Net Sales made prior to date of termination, shall remain due and owing following termination and become immediately payable on termination.

14.5          Termination for [***]. If GNE, Roche or their Sublicensees [***], then either (i) GNE, Roche or their Sublicensee shall [***], or (ii) [***], Immunocore shall have the right to terminate the Exclusive License [***] on written notice to GNE; [***]. For the avoidance of doubt, [***]. In addition, notwithstanding the foregoing, in the event that [***], then [***].

14.6          Effects of Termination.

(a)            Accrued Rights and Obligations. Expiration or termination of this Agreement in its entirety, or with respect to a particular Exclusive License, for any reason shall not release either Party hereto from any liability which, as of the effective date of such expiration or termination, had already accrued to the other Party or which is attributable to a period prior to such termination, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to the effective date of such expiration or termination.

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(b)           Termination of Licenses.

(i)                  Upon termination of a particular Exclusive License pursuant to Section 14.2, or by GNE pursuant to Section 14.4, such Exclusive License and any other license (including the Non-Exclusive License and Research License) to any Licensed Product or Compound covered by such Exclusive License or binding to an HLA-presented antigen derived from the same Exclusive Target (other than the licenses set forth in Section 4.5) shall terminate as of the effective date of such termination;

(ii)                Upon termination of the Agreement in its entirety by Immunocore pursuant to Section 14.3, all licenses under this Agreement (other than the licenses set forth in Section 4.5) shall terminate as of the effective date of such termination; and

(iii)               Upon termination of Agreement by GNE in accordance with Section 14.2 or 14.3, the licenses set forth in Section 4.5 shall terminate as of the effective date of such termination.

(c)           Continuation of Sublicenses. Upon termination by Immunocore of this Agreement or any specific Exclusive License, Immunocore agrees that on request from any Sublicensee it will grant to such Sublicensee a license on the same terms as set out in this Agreement (including all event payments and royalty payments) in relation to any Immunocore rights previously licensed to such Sublicensee. Unless otherwise explicitly agreed in writing, Immunocore shall not agree to vary or amend the terms of the licenses granted hereunder or take on any additional or further obligations or burdens.

(d)          Clinical Trials. GNE shall ensure that where termination of any Exclusive License occurs during any Clinical Trial, that any Clinical Trial shall be wound down in accordance with the protocol for such Clinical Trial and in such a way as to minimise any patient harm and at all times in accordance with all Applicable Laws.

(e)           Return of Confidential Information. It is understood and agreed, that each Party shall have a continuing right to use Confidential Information of the other Party under any surviving licenses pursuant to Article 4 and/or this Section 14.6 or 14.7. Subject to the foregoing, following expiry or any early termination of this Agreement, the Party that has Confidential Information of the other Party shall destroy (at such. Party’s written request) all such Confidential Information in its possession as of the effective date of expiration (with the exception of one copy of such Confidential Information, which may be retained by the legal department of the Party that received such Confidential Information to confirm compliance with the non-use and non-disclosure provisions of this Agreement), and any Confidential Information of the other Party contained in its laboratory notebooks or databases, provided that each Party may retain and continue to use such Confidential Information of the other Party to the extent necessary to exercise any surviving rights, licenses or obligations under this Agreement.

(f)            Inventory at Termination. Upon termination of this Agreement and for a period of [***] following such termination, GNE and its permitted Sublicensee shall have the right to sell or otherwise dispose of all inventory of Licensed Products in all countries then in its stock, subject to the applicable royalty payments due under this Agreement, and any other applicable

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provisions of this Agreement, and Immunocore covenants not to sue GNE or its permitted Sublicensee for infringement under any of the Patents that were licensed by Immunocore to GNE immediately prior to such termination with respect to such activities conducted by GNE or its permitted Sublicensee pursuant to this Section 14.5.1(e). Following expiry of such [***], GNE shall provide any remaining stock to Immunocore and Immunocore shall be entitled to sell, supply such stock in its absolute discretion either directly or through any Third Party. Save where termination results from a material breach by GNE (in which case any stock shall be provided free of charge to Immnunocore), [***].

(g)           Survival. In addition to any provisions specified in this Agreement as surviving under the applicable circumstances, the provisions of Articles 1, 9, 10, 11, 12, 13 (provided with respect to Article 12 and 13, only with respect to those claims that arise from the acts or omissions of a Party prior to the effective date of termination or expiration) 15 and 16 and Sections 3.6.2, 4.5.1(a), 4.5.2, 4.5.3, 4.6, 5.1.3, 7.6.6, 8.7, 14.1, 14.6, 14.7 shall survive any termination or expiration of this Agreement. In addition, Article 7 and 8 shall survive with respect to any outstanding unpaid amounts that accrued prior to any termination or expiration of this Agreement.

14.7          Termination of this Agreement or an Exclusive License by Immunocore pursuant to Section 14.2 or 14.5, or by GNE pursuant to Section 14.4. In the event of termination of this Agreement or an Exclusive License by Immunocore pursuant to Section 14.2 or 14.5, or GNE pursuant to Section 14.4, GNE shall grant to Immunocore a right to negotiate for a license under the Reversion Technology (the “RFN”). Immunocore shall have [***] following the effective date of such termination, to notify GNE in writing as to whether Immunocore elects to exercise its RFN.

14.7.1    If written notice is given that Immunocore does not want to exercise such right to negotiate, or written notice is not given by Immunocore to GNE within said [***], the rights to discuss and/or negotiate granted to Immunocore under this Section 14.7, including without limitation any dispute as to GNE’s election to grant or not grant Immunocore any rights under the Reversion Technology, including the scope and/or terms thereof, shall expire at the end of such [***].

14.7.2    If GNE receives written notice from Immunocore within such [***] that Immunocore elects to exercise such RFN,

(a)           GNE shall, within [***] following the date of such Immunocore notice, provide copies to Immunocore (at GNE’s expense): [***], (collectively, the “Data Package”). GNE is not required to generate additional data or prepare additional reports to comply with the foregoing obligation;

(b)          Immunocore will have the right for [***] (or such longer period as mutually agreed) following the later of Immunocore’s election to exercise such RFN or delivery of the Data Package to Immunocore (as applicable) to negotiate in good faith with GNE the commercially reasonable terms under which GNE may grant to Immunocore a worldwide, sublicensable license under the Reversion Technology to make, have made, use, sell, offer for sale and import Licensed Products. It is understood and agreed that the grant of such license may be:

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(i)                exclusive or non-exclusive with respect to one or more of the Patents or Know-How within the Reversion Technology (other than the GNE Background Patents) [***]; and

(ii)               only non-exclusive with respect to one or more of the Patents within the GNE Background Patents;

(c)            With respect to any license granted by GNE to Immunocore under this Section 14.7, Immunocore shall be responsible for manufacturing the products thereunder for clinical use and commercial sale, provided, however, that manufacture of the product [***] by a Third Party contract manufacturing organization [***] (the “Authorized CMO”). [***]. Immunocore shall enter into a manufacturing supply agreement with the Authorized CMO and shall be responsible for all costs and other obligations related to the manufacture and supply of the products by the Authorized CMO to Immunocore;

(d)           If the Parties are unable to agree on the term of the license under Section 14.7(b)(i) within such period, Immunocore may submit such dispute to arbitration for resolution as provided in Section 15.2, as modified by Section 14.7.4 below; and

(e)            The rights to discuss and/or negotiate granted to Immunocore under Section 14.7(b)(ii), including without limitation any dispute as to GNE’s election to grant or not grant Immunocore any rights under the GNE Background Patents, including the scope and/or terms thereof, shall expire at the end of such [***] period (or such longer term as mutually agreed) [***]. Without limiting the foregoing, GNE shall have no obligation to grant, and Immunocore shall have no rights to obtain, a license to the GNE Background Patents if a written agreement on commercially reasonable terms is not concluded within such [***] period (or such longer term as mutually agreed).

14.7.3      Certain Terms. In this section 14.7:

(a)            “Reversion Technology” means the GNE Foreground IP, Joint IP, GNE Improvement IP, GNE Patents, GNE Know-How, GNE Regulatory Information and GNE Background Patents, that are owned and Controlled by GNE as of the effective date of termination of this Agreement or the Exclusive License, as applicable;

(b)           “GNE Patents” means those claims within a Patent in which the invention(s) [***];

(c)            “GNE Know-How” means Know-How [***];

(d)           “GNE Regulatory Information” means documents [***]; and

(e)            “GNE Background Patents” means those claims within Patents [***].

14.7.4    Baseball Arbitration. With respect to any dispute under Section 14.7.2(b)(i), which dispute is submitted by Immunocore to arbitration for resolution as provided in Section 15.2, such arbitration shall be modified by as follows:

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(a)           within [***] following the final selection of the arbitrator, the Parties, in consultation with the arbitrator, shall set a date for the arbitration, which date shall be no more than [***] after the date the arbitration is demanded under Section 15.2;

(b)           the arbitration shall be “baseball” style arbitration; accordingly, notwithstanding the Rules, and at least [***] prior to the arbitration, each Party shall provide the arbitrator with a brief outlining its position. Briefs may be no more than [***], and must clearly provide and identify the Party’s position with respect to the disputed matter;

(c)           after receiving both Parties’ opening briefs, the arbitrator will distribute each Party’s brief to the other Party. [***] in advance of the arbitration, the Parties shall submit and exchange response briefs of no more than [***]. The Parties’ briefs may include or attach relevant exhibits in the form of documentary evidence, any other material voluntarily disclosed to the other Party in advance, or publicly available information. The Parties’ briefs may also include or attach demonstratives and/or expert opinion based on the permitted documentary evidence;

(d)           the arbitration shall consist of a [***] hearing of not longer than [***], such time to be split equally between the Parties, in the form of presentations by counsel and/or employees and officers of the Parties. No live witnesses shall be permitted except expert witnesses whose opinions were provided with the Parties’ briefs; and

(e)           no later than [***] following the arbitration, the arbitrator shall issue his/her written decision. The arbitrator shall select one Party’s proposed positions as his or her decision, and shall not have the authority to render any substantive decision other than to select the proposal submitted by either GNE or Immunocore. The arbitrator shall have no discretion or authority with respect to modifying the positions of the Parties. The arbitrator’s decision shall be final and binding on the Parties and may be enforced in any court of competent jurisdiction. Each Party shall bear its own costs and expenses in connection with such arbitration, and shall share equally the arbitrator’s fees and expenses.

Article 15
DISPUTE RESOLUTION

15.1          Disputes. “Party” or “Parties” in this Article 15 shall mean Roche, GNE and Immunocore. Immunocore and GNE recognize that a dispute, controversy or claim of any nature whatsoever arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, (each, a “Dispute”) may from time to time arise during the Term. Unless otherwise specifically recited in this Agreement (including without limitation, Section 2.4), such Disputes between Immunocore and GNE will be resolved as recited in this Article 15. In the event of the occurrence of such a Dispute, the Parties shall first refer such Dispute to their respective Alliance Managers for attempted resolution by such Alliance Managers within [***] after such referral. If such Dispute is not resolved within such [***] period, either Immunocore and GNE may, by written notice to the other, have such Dispute referred to their respective officers designated below, or their respective designees, for attempted resolution within [***] after such notice is received. Such designated officers are as follows:

For GNE –                     [***]

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For Immunocore –      [***]

In the event the designated officers, or their respective designees, are not able to resolve such dispute within [***] of such other Party’s receipt of such written notice, either Party may initiate the dispute resolution procedures set forth in Section 15.2.

15.2          Arbitration.

15.2.1    Rules. Except as otherwise expressly provided in this Agreement (including under Section 15.3), the Parties agree that any Dispute not resolved internally by the Parties pursuant to Section 15.1 shall be resolved through binding arbitration conducted by the International Chamber of Commerce in accordance with the then prevailing Rules of Arbitration of the International Chamber of Commerce (for purposes of this Article 15, the “Rules”), except as modified in this Agreement, applying the substantive law specified in Sections 16.1.

15.2.2    Arbitrators; Location. Each Party shall select one (1) arbitrator, and the two (2) arbitrators so selected shall choose a third arbitrator. All three (3) arbitrators shall serve as neutrals and have at least [***] of (a) dispute resolution experience (including judicial experience) and/or (b) legal or business experience in the biotech or pharmaceutical industry. In any event, at least one (1) arbitrator shall satisfy the foregoing experience requirement under Section (b). If a Party fails to nominate its arbitrator, or if the Parties’ arbitrators cannot agree on the third, the necessary appointments shall be made in accordance with the Rules. Once appointed by a Party, such Party shall have no ex parte communication with its appointed arbitrator. The arbitration proceedings shall be conducted in London, England. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in another language shall be translated into English and accompanied by the original or a true copy thereof.

15.2.3    Procedures; Awards. Each Party agrees to use reasonable efforts to make all of its current employees available, if reasonably needed, and agrees that the arbitrators may determine any person as necessary. The arbitrators shall be instructed and required to render a written, binding, non-appealable resolution and award on each issue that clearly states the basis upon which such resolution and award is made. The written resolution and award shall be delivered to the Parties as expeditiously as possible, but in no event more than [***] after conclusion of the hearing, unless otherwise agreed by the Parties. Judgment upon such award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such an award and order for enforcement. Each Party agrees that, notwithstanding any provision of applicable law or of this Agreement, it will not request, and the arbitrators shall have no authority to award, punitive or exemplary damages against any Party.

15.2.4    Costs. The prevailing Party, as determined by the arbitrators, shall be entitled to [***]. In determining which Party “prevailed,” the arbitrators shall consider (i) the significance, including the financial impact, of the claims prevailed upon and (ii) the scope of claims prevailed upon, in comparison to the total scope of the claims at issue. If the arbitrators determine that, given the scope of the arbitration, neither Party “prevailed,” the arbitrators shall order that the Parties (1) share equally the fees and expenses of the arbitrators and (2) bear their own attorneys’ fees and associated costs and expenses.

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15.2.5    Interim Equitable Relief. Notwithstanding anything to the contrary in this Section 15.2, in the event that a Party reasonably requires relief on a more expedited basis than would be possible pursuant to the procedure set forth in this Article 15, such Party may seek a temporary injunction or other interim equitable relief in a court of competent jurisdiction pending the ability of the arbitrators to review the decision under this Section 15.2. Such court shall have no jurisdiction or ability to resolve Disputes beyond the specific issue of temporary injunction or other interim equitable relief.

15.2.6    Protective Orders; Arbitrability. At the request of either Party, the arbitrators shall enter an appropriate protective order to maintain the confidentiality of information produced or exchanged in the course of the arbitration proceedings. The arbitrators shall have the power to decide all questions of arbitrability.

15.3        Subject Matter Exclusions. Notwithstanding the provisions of Section 15.2, any Dispute not resolved internally by the Parties pursuant to Section 15.1 that involves the validity or infringement of a Patent Covering a Licensed Product (a) that is issued in the United States shall be subject to actions before the United States Patent and Trademark Office and/or submitted exclusively to the federal court located in the jurisdiction of the district where any of the defendants resides; and (b) that is issued in any other country shall be brought before an appropriate regulatory or administrative body or court in that country, and the Parties hereby consent to the jurisdiction and venue of such courts and bodies.

15.4         Continued Performance. Provided that this Agreement has not terminated, the Parties agree to continue performing under this Agreement in accordance with its provisions, pending the final resolution of any Dispute.

Article 16
MISCELLANEOUS

16.1         Applicable Law. “Party” or “Parties” in this Article 16 shall mean Roche, GNE and Immunocore. This Agreement (including the arbitration provisions of Article 15.2) shall be governed by and interpreted in accordance with the laws of England and Wales, without reference to the principles of conflicts of laws. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to the transactions contemplated by this Agreement.

16.2         Notices. Except as otherwise expressly provided in the Agreement, any notice required under this Agreement shall be in writing and shall specifically refer to this Agreement. Notices shall be sent via one of the following means and will be effective (a) on the date of delivery, if delivered in person; (b) on the date of receipt, if sent by a facsimile (with delivery confirmed); or (c) on the date of receipt, if sent by private express courier or by first class certified mail, return receipt requested. Any notice sent via facsimile shall be followed by a copy of such notice by private express courier or by first class mail. Notices shall be sent to the other Party at the addresses set forth below. Either Party may change its addresses for purposes of this Section 16.2 by sending written notice to the other Party.

If to GNE:                              Genentech, Inc.

Attn: [***]

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Fax: [***]

Phone: [***]

with required copies (which shall not constitute notice) to:

Genentech, Inc.

Attn: [***]

Fax: [***]

If to Immunocore:                Immunocore Limited

Attn: Chief Executive Officer

57 Jubilee Avenue

Abingdon, Oxfordshire, UK

OX14 4RX

Fax: [***]

If to Roche:                           F. Hoffmann-La Roche Ltd

Attn: [***]

Fax: [***]

F. Hoffmann-La Roche Ltd

Attention: [***]

Fax: [***]

16.3         Assignment. Neither Party may assign or otherwise transfer, in whole or in part, this Agreement without the prior written consent of the non-assigning Party, such approval not to be unreasonably withheld or delayed. Notwithstanding the foregoing, either Party may assign this Agreement to (i) an Affiliate or (ii) any purchaser of all or substantially all of the assets of such Party, or of all of its capital stock, or to any successor corporation or entity resulting from any merger or consolidation or re-organisation of such Party with or into such corporation or entity, provided that the Party to which this Agreement is assigned expressly agrees in writing to assume and be bound by all obligations of the assigning Party under this Agreement. Immunocore may also transfer the Immunocore Background IP and Immunocore Foreground IP to any Affiliate that controls Immunocore and provided that any transfer is explicitly subject to this Agreement. A copy of such written agreement by such assignee shall be provided to the non-assigning Party within [***] of execution of such written agreement, subject in each case to any confidentiality restrictions. Subject to the foregoing, this Agreement will benefit and bind the Parties’ successors and assigns.

16.4          Non-solicit. Neither Party shall (except with the prior written consent of the other Party) knowingly solicit or entice away (or attempt to solicit or entice away) from the employment of the other Party any person employed or engaged by such other Party in the provision of its obligations under any Research Program during the course of any Research Program and for a further period of [***] from expiry, termination or completion of such. Research Program; provided that this Section 16.4 shall not apply to advertisements of a general nature placed in newspapers, trade publications or online. If either Party does breach this Section 16.4 it agrees and accepts that the other Party will suffer damage and as a minimum it agrees to pay liquidated damages equivalent

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to two year’s basic salary or the annual fee that was paid by the other Party to the relevant employee. The liquidated damages set out in this Section does not prevent the other Party claiming damages in the ordinary course in relation to a breach of this Section 16.4.

16.5         Independent Contractors. The Parties hereto are independent contractors and nothing contained in this Agreement shall be deemed or construed to create a partnership, joint venture, employment, franchise, agency or fiduciary relationship between the Parties.

16.6          Integration. Except to the extent expressly provided herein, this Agreement constitutes the entire agreement between the Parties relating to the subject matter of this Agreement and supersedes all previous oral and written communications between the Parties with respect to the subject matter of this Agreement (including the Mutual Confidentiality Agreement by and between Immunocore and GNE of 23 February 2012 and term sheets exchanged by and between Immunocore and GNE. Nothing in this Section 16.6 shall exclude any liability for fraud or fraudulent misrepresentation. Both Parties confirm that save as explicitly stated in this Agreement they have not relied upon or been induced to enter into this Agreement in reliance upon any warranty or representation made by the other Party, save to the extent explicitly set out in this Agreement.

16.7         Amendment; Waiver. Except as otherwise expressly provided herein, no alteration of or modification to this Agreement shall be effective unless made in writing and executed by an authorized representative of both Parties. No course of dealing or failing of either Party to strictly enforce any term, right or condition of this Agreement in any instance shall be construed as a general waiver or relinquishment of such term, right or condition. The observance of any provision of this Agreement may be waived (either generally or any given instance and either retroactively or prospectively) only with the written consent of the Party granting such waiver.

16.8         Further assurance. Each Party shall and shall use all reasonable endeavors to procure that any necessary Third Party shall promptly execute and deliver such further documents and do such further acts as may be required for the purpose of giving full effect to this Agreement.

16.9         Severability. The Parties do not intend to violate any public policy or statutory or common law. However, if any sentence, paragraph, section, clause or combination or part thereof of this Agreement is in violation of any law or is found to be otherwise unenforceable, such sentence, paragraph, section, clause or combination or part of the same shall be deleted and the remainder of this Agreement shall remain binding, provided that such deletion does not alter the basic purpose and structure of this Agreement.

16.10       No Third Party Rights. The Parties do not intend that any term of this Agreement should be enforceable by any person who is not a Party.

16.11      Construction. The Parties mutually acknowledge that they and their attorneys have participated in the negotiation and preparation of this Agreement. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have drafted this Agreement or authorized the ambiguous provision.

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16.12      Interpretation. The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement. Unless context otherwise clearly requires, whenever used in this Agreement: (a) the words “include” or “including” shall be construed as incorporating “but not limited to” or “without limitation”; (b) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement, including the Exhibits; (c) the word “law” or “laws” means any applicable, legally binding statute, ordinance, resolution, regulation, code, guideline, rule, order, decree, judgment, injunction, mandate or other legally binding requirement of a governmental authority (including a court, tribunal, agency, legislative body or other instrumentality of any (i) government or country or territory, (ii) any state, province, county, city or other political subdivision thereof, or (iii) any supranational body); (d) all references to the word “will” are interchangeable with the word “shall” and shall be understood to be imperative or mandatory in nature; (f) the singular shall include the plural and vice versa; and (g) the word “or” has the inclusive meaning represented by the phrase “and/or”. All references to days, months, quarters or years are references to calendar days, calendar months, calendar quarters, or calendar years.

16.13      Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. For purposes hereof, a facsimile copy, or email with attached pdf copy, of this Agreement, including the signature pages hereto, will be deemed to be an original. Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

[Signature page follows – the rest of this page intentionally left blank.]

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IN WITNESS WHEREOF. Immunocore, Roche and GNE have executed this Agreement by their respective officers hereunto duly authorized, on the Effective Date.

IMMUNOCORE LIMITED

By:	/s/ James Noble

Name:	James Noble

Title:	CEO

GENENTECH, INC.		Acknowledged and Accepted

By:	/s/ Robert Andreatta	By:	/s/ Richard Scherer

Name:	Robert Andreatta	Name:	Richard Scherer

Title:	VP, Controller & CAO	Title:	EVP, Genentech

F. HOFFMANN-LA ROCHE LTD

By:	/s/ Christophe Carissimo

Name:	Christophe Carissimo

Title:	Global Head Transaction Excellence

and

By:	/s/ Stefan Arnold

Name:	Stefan Arnold

Title:	Head Legal Pharma

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Exhibit A

LICENSED PATENTS

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

61
Immunocore-GNE Research Collaboration and License Agreement

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

63

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Exhibit B – Nomination Notice

Under the agreement executed on 14th June 2013 Genentech hereby nominates the following as an Exclusive Target.

Date Nominated:
Target name:
Protein identification number:
Target protein sequence:
Date received by Immunocore:

Authorized for nomination on behalf of Genentech, Inc

By:

Name:

Title:

Date:

Accepted as an Exclusive Target on behalf of Immunocore Limited

By:

Name:

Title:

Date:

64
Immunocore-GNE Research Collaboration and License Agreement

Exhibit C – Research Plan Template

[***]

Activity	Immunocore	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]		[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]
[***]	[***]	[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]	[***]	[***]
[***]	[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]
[***]		[***]

[***]

Exhibit D – Materials required at Effective Date

[***]

66
Immunocore-GNE Research Collaboration and License Agreement

Exhibit E – Press Release

67
Immunocore-GNE Research Collaboration and License Agreement

Exhibit F – Immunocore Sub-contractors

CRO and CMO	SERVICE
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

68
Immunocore-GNE Research Collaboration and License Agreement

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO THE LICENSE AGREEMENT

([***] MAGE-A4)

This First Amendment to the License Agreement (“First Amendment”) is made and entered into, effective as of September 27, 2016 (“Amendment Effective Date”), by and between Immunocore Limited, having its principal place of business at 101 Park Drive, Milton Park, Abingdon, Oxon, United Kingdom OX14 4RY (“Immunocore”), on the one hand and, Genentech, Inc., a Delaware corporation, having its principal place of business at 1 DNA Way, South San Francisco, California 94080 (“GNE”) and F. Hoffmann-La Roche Ltd, with its principal place of business at Grenzacherstrasse 124, CH 4070 Basel, Switzerland (“Roche”), on the other hand.

Background

WHEREAS, the Parties entered into a Research, Collaboration and License Agreement dated as of June 14 2013 pursuant to which Immunocore and GNE agreed to collaborate in the discovery and development of TCR technology for use in pharmaceutical products (the “Agreement”);

WHEREAS, the Parties have agreed to amend the Agreement to exclude certain compounds and targets; and

WHEREAS, the Parties also intend to enter into a separate written agreement regarding the rights and obligations of the Parties and the development to be undertaken by Immunocore concerning such excluded compounds and targets.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GNE, Roche and Immunocore agree as follows:

1.             New Definitions. The following new definition are hereby added to the end of Article 1:

1.110       “MAGE-A 4” means the protein known as Melanoma Associated Antigen 4 which has UNIPROT number P43358 and the gene that encodes for such protein.

1.111       [***]

2.             Section 1.3 Affiliate. Section 1.3 shall be deleted and replaced in its entirety with the following:

“Affiliate” of a Party, means any company, corporation or other business entity that is controlled by, controlling, or under common control with such Party. For purposes of this definition, “control” of a business entity (including “controlled by,” “under common control with” or the like) means direct or indirect beneficial ownership of more than fifty percent (50%) interest in the voting stock (or the equivalent) of such business entity or having the right to direct, appoint or remove a majority of members of its board of directors (or their equivalents) or having the power to control the general management of such business entity, by law or contract. [***].

3.             Section 1.30 “EU”. Section 1.30 shall be deleted and replaced in in its entirety with the following:

““EU” means the member states of the European Union from time to time, or any successor entity thereto performing similar functions together with, should it cease to be a member state of the European Union, the United Kingdom.”

4.             Targets. The Targets [***] and/or MAGE-A4 shall cease to be considered eligible Targets under the Agreement. For the avoidance of doubt, as of the Amendment Effective Date:

(a)                [***] and MAGE-A4 shall cease to be considered Exclusive Targets under the Agreement;

(b)               GNE shall have no right to nominate [***] and/or MAGE-A4 as Proposed Targets, and Immunocore shall have no obligation to Accept [***] and MAGE-A4 as Exclusive Targets, pursuant to Section 4.3;

(c)                GNE shall have no right to nominate [***] and/or MAGE-A4 as a replacement Target pursuant to Section 4.3.5; and

(d)                except as provided in paragraph 7 of this First Amendment below, the Research Licenses and Exclusive Licenses granted by Immunocore to GNE and Roche to Compounds to [***] and/or MAGE-A4 pursuant to Sections 4.1.1 and 4.2.3 are hereby terminated. The Parties further agree, that notwithstanding the terms of the Agreement, any sublicenses granted by GNE and/or Roche under Section 4.2.3 to Compounds to [***] and/or MAGE-A4 are hereby also terminated.

5.             Section 4.2.1 Option Grant. Section 4.2.1 is hereby deleted and replaced in its entirety with the following:

“4.2.1 Option Grant. Immunocore hereby grants to GNE an option to obtain up to [***] Exclusive Licenses, on an Exclusive Target-by-Exclusive Target basis. For the avoidance of doubt, the Exclusive Licenses granted by Immunocore to GNE and Roche prior to the Amendment Effective Date shall not be considered as an exercise of an option by GNE pursuant to this Section 4.2.1.”

6.             Section 4.6. The following is added to the end of Section 4.6:

“For the avoidance of doubt, Immunocore and its Sublicensees shall not during the Term or subsequently, have any right or license under: (i) the GNE Improvement IP to make, have made, sell, offer for sale, supply, use and import ImmTACs (or products comprising ImmTACs) to MAGE-A4 or [***], and (ii) the Manufacturing IP to make and use a Compound incorporated in a product comprising an ImmTac to either [***] or [***]; in each case of (i) and (ii), unless and until Immunocore exercises it right of negotiation and obtains a license to such intellectual property pursuant to Section 4.5.”

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

7.             Exclusive Targets Payments. The payments set out in Section 7.2 of the Existing Agreement shall apply to each Exclusive Target Acceptance after the Amendment Effective Date, taking into account that the MAGE-A4 and [***] Targets were the [***].

8.             Research Licence. Commencing on the Amendment Effective Date and continuing until the date [***] from the Amendment Effective Date, Immunocore hereby grants to GNE a royalty-free, non-transferable, non-sublicenseable, non-exclusive research license under Immunocore’s rights in the Immunocore Background IP, the Immunocore Foreground IP, and the Joint IP solely for the purposes of completing any research related to MAGE-A4 and [***] being undertaken by GNE as at the Amendment Effective Date pursuant to the licence set out in Section 4.1.1(a) of the Existing Agreement for the purpose of jointly publishing the results. The Alliance Managers will be responsible for jointly agreeing any research and publication to be undertaken pursuant to this licence. Section 11.6 of the Agreement shall apply to any publication or disclosure of papers, presentations, abstracts or other written or oral presentation regarding results of and other information generated by GNE as a result of the exercise of its rights pursuant to this paragraph 7 except that in the event that of any disagreement by the Parties concerning such publication, the matter shall be referred for determination by the Alliance Managers.

9.             Indemnification. It is understood and agreed, that the indemnification obligations of the Parties pursuant to Article 13 shall continue to survive in full force and effect with respect to any acts or omissions of a Party that occurred prior to the Amendment Effective Date, including without limitation and acts or omissions that occurred prior to Amendment Effective Date relating to [***] and/or MAGE-A4.

10.             Survival of Agreement Terms. All terms and conditions of the Agreement not modified by this First Amendment shall continue in full force and effect in accordance with their terms. All capitalized terms not otherwise defined herein shall have the same definition as in the Agreement. In the event of any conflict between the terms and conditions of this First Amendment and the Agreement, the terms and conditions set forth in this First Amendment shall control with respect to the subject matter hereof.

[Signature page follows – the rest of this page intentionally left blank]

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Execution Version

IN WITNESS WHEREOF, Immunocore, Roche and GNE have executed this First Amendment by their respective officers hereunto duly authorized, on the Amendment Effective Date.

IMMUNOCORE LIMITED

By:

Name:

Title:

GENENTECH, INC.

By:	/s/ Edward Harrington

Name:	Edward Harrington
Title:	Chief Financial Officer

F. HOFFMANN-LA ROCHE LTD

By:	/s/ Melanie Wick	By:	/s/ Stefan Arnold

Name:	Dr. Melanie Wick	Name:	Stefan Arnold

Title:	Authorized Signatory	Title:	Head Legal Pharma